As filed with the Securities and Exchange Commission on June 28, 2010
Registration No. 2-28174
Investment Company Act File No. 811-01597

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. ___ / /

Post-Effective Amendment No. 90 /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

AMENDMENT NO. ______ /X/

STEWARD FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

5847 San Felipe, Suite 4100, Houston, TX 77057
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (713) 260-9000

David J. Harris, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

       // immediately upon filing pursuant to paragraph (b).
       / / on (date) pursuant to paragraph (b).
       /x/ 60 days after filing pursuant to paragraph (a)(i).
       / / on (date) pursuant to paragraph (a)(i).
       / / 75 days after filing pursuant to paragraph (a)(ii).
       / / on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

STEWARD FUNDS
Managing Wealth, Protecting Values
Faith-Based Screened Funds

Steward Large Cap Enhanced Index Fund
Individual Class  -- SEEKX
Institutional Class -- SEECX

Steward Small-Mid Cap Enhanced Index Fund
Individual Class  -- TRDFX
Institutional Class -- SCECX

Steward Global Equity Income Fund
Individual Class  -- SGIDX
Institutional Class -- SGISX

Steward International Enhanced Index Fund
Individual Class  --SNTKX
Institutional Class -- SNTCX

Steward Select Bond Fund
Individual Class  -- SEAKX
Institutional Class -- SEACX

PROSPECTUS                                                                             August 27, 2010

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
[to be revised]

 THE STEWARD FUNDS

YOUR ACCOUNT

FOR MORE INFORMATION

Back Cover

STEWARD LARGE CAP ENHANCED INDEX FUND -- Individual Class and Institutional Class

Investment Objective:  To provide long-term capital appreciation

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Individual Class	Institutional Class
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0.00%	0.00%
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.15%	0.15%
Distribution (12b-1) fees	0.25%	None
Other expenses	0.46%	0.36%
Acquired fund fees and expenses	0.00%	0.00%
Total annual Fund operating expenses	0.86%	0.51%
•	The information in this table has been restated to reflect current fees. “Other expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$88	$274	$477	$1,061
Institutional Class	$52	$164	$285	$640

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by seeking to outperform its benchmark using a style allocation strategy that can shift the Fund’s portfolio exposure between growth and value style large-cap securities.  Large-cap companies are defined by the market capitalization range of the Fund’s benchmark.  The Fund’s benchmark is a widely-recognized large-cap index, as designated by the Fund’s Board of Directors (“Board”) from time to time.  (See “Average Annual Total Returns” table, below.)  For the Fund’s current benchmark, this range, as of August 9, 2010, is $_____ to $_______ billion.  The Fund will normally invest at least 80% of its assets in common stocks of large-cap companies.  The companies will represent a broad spectrum of the U.S. economy.  The Fund’s investments will generally be in securities of U.S. issuers, but it may invest up to 5% of its total assets in securities of non-U.S. issuers and not more than 2% of its total assets in securities of companies in emerging market countries.

Socially Responsible Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with pornography, abortion, alcohol, gambling or tobacco, although it may invest up to 5% of its gross assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk and your investment may lose money.  The common stocks in which the Fund invests will rise and fall in response to factors affecting the particular company, its industry or general market or economic conditions.  The Fund’s estimate of the intrinsic value of “value” stocks may not be realized.  Its “growth” stocks may not pay dividends that could cushion prices in a market decline.  The Fund’s socially responsible investment policies may cause it to lose the advantage of certain investment opportunities.  The Fund’s investments in non-U.S. securities expose it to risks of political and financial instability, currency exchange rate fluctuations, possible greater price volatility and less liquidity, lack of uniform accounting standards, less government regulation, delays in transaction settlement and more limited information.  These risks are greater in emerging market countries.  The Fund’s investments in other investment companies and real estate investment companies mean it will bear a share of the other companies’ expenses, including advisory fees, although the Fund’s advisory fees will not be proportionally reduced.  If the Fund invests substantially in money market instruments for temporary defensive purposes, its potential returns could be reduced.

Performance

The following tables provide an indication of the risks of investing in the Fund.  Past performance does not indicate how the Fund will perform in the future.  The Calendar Year Total Returns table shows performance year by year since the Fund’s inception (Institutional Class is used for illustrative purposes;  returns for Individual Class will differ.)  The Annualized Total Returns table shows how returns for various periods compare with those of the Fund’s current benchmark, the Standard & Poor’s 500 Index.

CALENDAR YEAR TOTAL RETURNS in percentages (%)

year-by-year total return as of 12/31 each year Institutional Shares 12/31/05	6.94%
12/31/06	13.50%
12/31/07	5.21%
12/31/08	-39.27%
12/31/09	37.06%
Since Inception*	2.64%

*Inception date was October 1, 2004

Best Quarter – 2nd Quarter 2009	20.86%
Worst Quarter – 4th Quarter 2008	-24.06%
Year-To-Date Return - 2nd Quarter 2010	To be provided

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2009

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is used for the illustration; numbers for Individual Class will be different).  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect at the time of each distribution.  Returns do not reflect the impact of state and local taxes.  After-tax returns depend on your own tax situation and may differ from those shown.  This information does not apply if your Fund shares are held in a tax-deferred account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2009)

	1 Year	Since Inception (October 1, 2004)

Return Before Taxes	37.06%	2.64%
Return After Taxes on Distributions	37.69%	1.88%

Return After Taxes on Distributions and Sale of Fund Shares	24.33%	2.23%

Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	1.81%

MANAGEMENT

Capstone Asset Management Company (“CAMCO”) is the Fund’s investment adviser.  John Wolf, Senior Vice President and Equity Portfolio Manager of CAMCO, has served as the Fund’s portfolio manager since 2004.

For important information about purchase and sale of Fund shares, please turn to “Minimum Investment,” page ____, and “Sale of Fund Shares,” page ____.  For  tax information, please turn to “Tax Information,” page ____.  For important information on financial intermediary compensation, please turn to “Payments to Financial Intermediaries,” page ____.

STEWARD SMALL-MID CAP ENHANCED INDEX FUND -- Individual Class and Institutional Class

Investment Objective:  To provide long-term capital appreciation

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Individual Class	Institutional Class
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0.00%	0.00%
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.15%	0.15%
Distribution (12b-1) fees	0.25%	None
Other expenses	0.55%	0.46%
Acquired fund fees and expenses	0.00%	0.00%
Total annual Fund operating expenses	0.95%	0.61%
•	The information in this table has been restated to reflect current fees. “Other expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$97	$303	$525	$1,166
Institutional Class	$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by seeking to outperform its benchmark through selective allocation between growth and value style small-and mid-cap securities.  The Fund’s benchmark is a widely-recognized small-mid cap index, as designated by the Fund’s Board of Directors from time to time.  (See “Average Annual Total Returns” table, below.)  The Fund will normally invest at least 80% of its assets in common stocks of small- to mid-cap companies.  The companies will represent a broad spectrum of the U.S. economy.  Its investments are allocated in an attempt to match the characteristics of three subcomponent benchmarks:  small-mid cap pure growth, small-mid-cap pure value and a small-mid cap blend.  Small- to mid-cap companies are defined by the market capitalization range of the Fund’s benchmark from time to time. For the Fund’s current benchmark, this range, as of August __, 2010, is $_____  to $_______ billion.  The Fund’s investments will generally be in securities of U.S. issuers, but it may invest up to 5% of its total assets in securities of non-U.S. issuers and not more than 2% of its total assets in securities of companies in emerging market countries.  The Fund may also invest in other investment companies.

Socially Responsible Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with pornography, abortion, alcohol, gambling or tobacco, although it may invest up to 5% of its gross assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk and your investment may lose money.  The common stocks in which the Fund invests will rise and fall in response to factors affecting the particular company, its industry or general market or economic conditions.  The Fund’s estimate of the intrinsic value of “value” stocks may not be realized.  Its “growth” stocks may not pay dividends that could cushion prices in a market decline.  The Fund’s socially responsible investment policies may cause it to lose the advantage of certain investment opportunities.  The small- and mid-cap companies in which the Fund may invest may have limited track records, narrower markets, more limited managerial and financial resources and less diversified products, exposing the Fund to greater share price volatility.  The Fund’s investments in non-U.S. securities expose it to risks of political and financial instability, currency exchange rate fluctuations, possible greater price volatility and less liquidity, lack of uniform accounting standards, less government regulation, delays in transaction settlement and more limited information.  These risks are greater in emerging market countries.  The Fund’s investments in other investment companies and real estate investment companies mean it will bear a share of the other companies’ expenses, including advisory fees, although the Fund’s advisory fees will not be proportionally reduced. If the Fund invests substantially in money market instruments for temporary defensive purposes, its potential returns could be reduced.

Performance

The following tables provide an indication of the risks of investing in the Fund.  Past performance does not indicate how the Fund will perform in the future.  The Calendar Year Total Returns table shows performance year by year since the Fund’s inception (Individual Class is used for illustrative purposes;  returns for Institutional Class will differ.)  The Annualized Total Returns table shows how returns for various periods compare with those of the Fund’s current benchmark, the Standard & Poor’s 1000 Index.

CALENDAR YEAR TOTAL RETURNS in percentages (%)

Year-by-year total return as of 12/31 each year (%) - Individual Class shares.*

12/31/97	28.74%
12/31/98	23.32%
12/31/99	22.95%
12/31/00	(9.10%)
12/31/01	(13.20%)
12/31/02	(24.13%)
12/31/03	22.36%
12/31/04	6.49%
12/31/05	3.19%
12/31/06	14.66%
12/31/07	-2.09%
12/31/08	-36.22
12/31/09	42.02%
Best Quarter – 2nd qtr. 2009	28.76%
Worst Quarter - 4th qtr. 2008	-27.24%
Year-To-Date Return - 2nd Quarter 2010	To be provided

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2009

The following table illustrates the impact of taxes on the Fund’s returns Individual Class is used for the illustration; numbers for Institutional Class will be different).  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect at the time of each distribution.  Returns do not reflect the impact of state and local taxes.  After-tax returns depend on your own tax situation and may differ from those shown.  This information does not apply if your Fund shares are held in a tax-deferred account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Return Before Taxes	42.02%	0.97%	-1.98%

Return After Taxes on Distributions	41.93%	-0.09%	-2.92%

Return After Taxes on Distributions and Sale of Fund Shares	27.38%	0.73%	-1.95%

Standard & Poor’s 1000 Index (reflects no deduction for fees, expenses or taxes)	33.48%	2.62%	6.34%

MANAGEMENT

Capstone Asset Management Company (“CAMCO”) is the Fund’s investment adviser.  John Wolf, Senior Vice President and Equity Portfolio Manager of CAMCO, has served as the Fund’s portfolio manager since 1998.

For important information about purchase and sale of Fund shares, please turn to “Minimum Investment,” page ____, and “Sale of Fund Shares,” page ____.  For  tax information, please turn to “Tax Information,” page ____.  For important information on financial intermediary compensation, please turn to “Payments to Financial Intermediaries,” page ____.

STEWARD GLOBAL EQUITY INCOME FUND -- Individual Class and Institutional Class

Investment Objective:  To provide current income along with growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Individual Class	Institutional Class
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0.00%	0.00%
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.30%	0.30%
Distribution (12b-1) fees	0.25%	None
Other expenses	0.48%	0.38%
Acquired fund fees and expenses	0.00%	0.00%
Total annual Fund operating expenses	1.03%	0.68%
•	The information in this table has been restated to reflect current fees. “Other expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$105	$328	$569	$1,259
Institutional Class	$69	$218	$379	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective through investment in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-median yield and a positive trend in dividend and earnings growth.  The Fund invests primarily in common stocks of companies that represent a broad spectrum of the global economy and a range of market capitalizations, including large-cap, mid-cap and small-cap.  The Fund may also invest in other investment companies.  The Fund will normally invest at least 80% of its assets in dividend-paying securities.  The Fund will generally seek to have 40% of its assets, and, under normal market conditions, no less than 30% of its assets, invested in securities of non-U.S. issuers.  Its investments will normally be in the form of depositary receipts (“DRs”).

The Fund will normally invest at least 80% of its assets in equity securities.  The Fund may invest up to 80% of its total assets and no more than 40% of its total assets in securities of companies in emerging market countries.

Socially Responsible Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with pornography, abortion, alcohol, gambling or tobacco, although it may invest up to 5% of its gross assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk and your investment may lose money.  The common stocks in which the Fund invests will rise and fall in response to factors affecting the particular company, its industry or general market or economic conditions.  The Fund’s socially responsible investment policies may cause it to lose the advantage of certain investment opportunities.  The Fund’s investments in non-U.S. securities expose it to risks of political and financial instability, currency exchange rate fluctuations, possible greater price volatility and less liquidity, lack of uniform accounting standards, less government regulation, delays in transaction settlement and more limited information.  These risks are greater in emerging market countries.  The Fund’s investments in unsponsored DRs may involve additional expenses, legal uncertainties, less available information and delays in receipt of dividends and reports.  The small- and mid-cap companies in which the Fund may invest may have limited track records, narrower markets, more limited managerial and financial resources and less diversified products, exposing the Fund to greater share price volatility.  The Fund’s investments in other investment companies and real estate investment companies mean it will bear a share of the other companies’ expenses, including advisory fees, although the Fund’s advisory fees will not be proportionally reduced. If the Fund invests substantially in money market instruments for temporary defensive purposes, its potential returns could be reduced.

Performance

The following tables provide an indication of the risks of investing in the Fund.  Past performance does not indicate how the Fund will perform in the future.  The Calendar Year Total Returns table shows performance year by year since the Fund’s inception (Institutional Class is used for illustrative purposes;  returns for Individual Class will differ.)  The Annualized Total Returns table shows how returns for various periods compare with those of the Fund’s current benchmarks, the Standard & Poor’s 500 Index and the Fund’s secondary benchmark, the Standard & Poor’s 1200 Index.

CALENDAR YEAR TOTAL RETURNS in percentages (%)

year-by-year total return as of 12/31 each year - Institutional Shares

12/31/09	26.06%
Since Inception*	-5.99%
*Inception date was April 1, 2008

Best Quarter – 3rd Qtr. 2009	17.75%
Worst Quarter – 4th Qtr. 2008	-20.59%
Year-To-Date Return – 2nd Qtr 2010	To be provided

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2009

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is used for the illustration; numbers for Individual Class will be different).  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect at the time of each distribution.  Returns do not reflect the impact of state and local taxes.  After-tax returns depend on your own tax situation and may differ from those shown.  This information does not apply if your Fund shares are held in a tax-deferred account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2009)

	1 Year	Since Inception (April 1, 2008)

Return Before Taxes	26.06%	-5.99%
Return After Taxes on Distributions	25.39%	-6.53%

Return After Taxes on Distributions and Sale of Fund Shares	17.62%	-5.13%

Standard & Poor’s 500 Index	26.46%	-7.04%

Standard & Poor’s 1200 Index	31.69%	-7.81%

MANAGEMENT

Capstone Asset Management Company (“CAMCO”) is the Fund’s investment adviser.  John Wolf, Senior Vice President and Equity Portfolio Manager of CAMCO, has served as the Fund’s portfolio manager since 2008.

For important information about purchase and sale of Fund shares, please turn to “Minimum Investment,” page ____, and “Sale of Fund Shares,” page ____.  For  tax information, please turn to “Tax Information,” page ____.  For important information on financial intermediary compensation, please turn to “Payments to Financial Intermediaries,” page ____.

STEWARD INTERNATIONAL ENHANCED INDEX FUND -- Individual Class and Institutional Class

Investment Objective:  To provide long term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Individual Class	Institutional Class
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0.00%	0.00%
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.30%	0.30%
Distribution (12b-1) fees	0.25%	None
Other expenses	0.45%	0.35%
Acquired fund fees and expenses	0.00%	0.00%
Total annual Fund operating expenses	1.00%	0.65%
•	The information in this table has been restated to reflect current fees. “Other expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$102	$318	$552	$1,225
Institutional Class	$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by seeking to outperform its benchmark through selective allocation between equity securities of developed market companies and emerging market companies.  The Fund’s benchmark is a blend of widely-recognized indexes representing both developed and emerging markets, as designated by the Fund’s Board of Directors from time to time.  (See “Average Annual Total Returns” table, below.)  An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy.  Generally, at least 80% of the Fund’s total assets will be in investments in the form of depositary receipts (“DRs”) representing securities of companies located or domiciled outside of the United States.  The Fund will invest in securities of issuers throughout the world, and, under normal conditions, substantially all its non-cash assets will be invested in securities of non-U.S. issuers.  The Fund may invest up to 40% of its assets in securities of issuers in emerging market countries.  The Fund may also invest in other investment companies.

Socially Responsible Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with pornography, abortion, alcohol, gambling or tobacco, although it may invest up to 5% of its gross assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk and your investment may lose money.  The common stocks in which the Fund invests will rise and fall in response to factors affecting the particular company, its industry or general market or economic conditions.  The Fund’s socially responsible investment policies may cause it to lose the advantage of certain investment opportunities.  The Fund’s investments in non-U.S. securities expose it to risks of political and financial instability, currency exchange rate fluctuations, possible greater price volatility and less liquidity, lack of uniform accounting standards, less government regulation, delays in transaction settlement and more limited information.  These risks are greater in emerging market countries.  The Fund’s investments in unsponsored DRs may involve additional expenses, legal uncertainties, less available information and delays in receipt of dividends and reports.  The small- and mid-cap companies in which the Fund may invest may have limited track records, narrower markets, more limited managerial and financial resources and less diversified products, exposing the Fund to greater share price volatility.  The Fund’s investments in other investment companies and real estate investment companies mean it will bear a share of the other companies’ expenses, including advisory fees, although the Fund’s advisory fees will not be proportionally reduced. If the Fund invests substantially in money market instruments for temporary defensive purposes, its potential returns could be reduced.

Performance

The following tables provide an indication of the risks of investing in the Fund.  Past performance does not indicate how the Fund will perform in the future.  The Calendar Year Total Returns table shows performance year by year since the Fund’s inception (Institutional Class is used for illustrative purposes;  returns for Individual Class will differ.)  The Annualized Total Returns table shows how returns for various periods compare with those of the Fund’s current benchmark, the Standard & Poor’s ADR Index.

CALENDAR YEAR TOTAL RETURNS in percentages (%)

12/31/07	15.23%
12/31/08	-44.18
12/31/09	39.71%
Since Inception*	0.71%

*Inception date was February 28, 2006

Best Quarter - 2nd Quarter 2009	26.12%
Worst Quarter - 4th Quarter 2008	-24.18%
Year-To-Date Return - 2nd Quarter 2010	To be provided

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2009

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is used for the illustration; numbers for Individual Class will be different).  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect at the time of each distribution.  Returns do not reflect the impact of state and local taxes.  After-tax returns depend on your own tax situation and may differ from those shown.  This information does not apply if your Fund shares are held in a tax-deferred account such as an individual retirement account or 401(k) plan.

	1 Year	Since Inception
		(February 28, 2006)

Return Before Taxes	39.71%	0.71%

Return After Taxes on Distributions	39.20%	-0.01%

Return After Taxes on Distributions and Sale of Fund Shares	26.34%	0.48%

S&P ADR Index (reflects no deduction for fees, expenses or taxes)	36.60%	2.66%

MANAGEMENT

Capstone Asset Management Company (“CAMCO”) is the Fund’s investment adviser.  John Wolf, Senior Vice President and Equity Portfolio Manager of CAMCO, has served as the Fund’s portfolio manager since 2006.

For important information about purchase and sale of Fund shares, please turn to “Minimum Investment,” page ____, and “Sale of Fund Shares,” page ____.  For  tax information, please turn to “Tax Information,” page ____.  For important information on financial intermediary compensation, please turn to “Payments to Financial Intermediaries,” page ____.

STEWARD SELECT BOND FUND -- Individual Class and Institutional Class

Investment Objective:  To provide high current income with capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Individual Class	Institutional Class
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0.00%	0.00%
Maximum account fee (imposed on any account that has been open for at least a year and has a net asset value of less than $200)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.25%	0.25%
Distribution (12b-1) fees	0.25%	None
Other expenses	0.47%	0.38%
Acquired fund fees and expenses	0.00%	0.00%
Total annual Fund operating expenses	0.97%	0.63%
•	The information in this table has been restated to reflect current fees. “Other expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$99	$309	$536	$1,190
Institutional Class	$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in fixed income securities such as corporate bonds, mortgage-backed securities and government and agency bonds and notes.  These obligations may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations.  Normally, the Fund will invest at least 80% of its  assets in these types of instruments.  The Fund may also invest in other investment companies.  The Fund may invest up to 15% of its assets in illiquid securities, which are likely to consist primarily of debt securities and mortgages of churches, colleges, schools and other non-profit organizations.  The Fund may invest up to 5% of its total assets in U.S. dollar-denominated debt securities of non-U.S. issuers and no more than 2% of its total assets in U.S. dollar-denominated debt securities of companies in emerging market countries.  The Fund’s investments may have fixed, variable or floating interest rates.  The Fund may have small portions of its portfolio in cash or short-term money market instruments.  The Fund may purchase instruments on a when-issued or forward commitment basis, meaning that the Fund agrees to purchase the securities at a fixed price at a future date beyond customary settlement time.  The Fund will invest only in securities rated investment grade (Baa/BBB or better) by Moody’s Investor Service or Standard & Poors or comparably rated by another nationally recognized statistical rating organization or deemed to be of comparable quality by the Fund’s investment adviser at the time of purchase.

Socially Responsible Investing.  The Fund uses its best efforts to avoid investing in companies that are materially involved with pornography, abortion, alcohol, gambling or tobacco, although it may invest up to 5% of its gross assets in certain collective investment vehicles or derivatives that may include prohibited companies.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk and your investment may lose money.  The prices of fixed income securities in which the Fund will invest will rise and fall in response to interest rate changes and changes in the credit rating, or default, of the issuer.  Lower rated bonds and bonds with longer final maturities generally have higher credit risks.  Variable and floating rate securities, although less sensitive to interest rate changes, may decline in value if their interest rates do not rise as quickly, or as much, as general interest rates.  Also, if general market interest rates decline, the yield on these instruments will decline. Securities rated Baa/BBB (or comparably) are considered to have speculative characteristics.  Investments in securities of U.S. government agencies and instrumentalities have varying degrees of U.S. government backing and thus have risk of loss of principal, interest or default.  Instruments of foreign banks and branches and foreign corporations are subject to different types of regulation, accounting and recordkeeping requirements, and information about them may be harder to obtain. Dollar-denominated instruments of foreign government or government-related entities may have similar risks and may not be supported as to payment of principal and interest by the relevant government.  The Fund’s socially responsible investment policies may cause it to lose the advantage of certain investment opportunities.  The illiquid securities in which the Fund may invest may not be able to be sold at an advantageous time or price.  The Fund’s investments in church mortgage bonds and loans will generally be illiquid and unrated and involve limited availability of information.  They may also be invalidated or subordinated by a court to interests of other creditors. The Fund’s mortgage-related investments also involve the risk of default, delay or reduction of interest payments, and collateral that can be illiquid.  Mortgage-related securities also tend to be more sensitive to interest rate changes, since rising interest rates tend to extend these securities’ duration.  If interest rates decline, mortgage-related securities may be subject to prepayment, which could reduce the Fund’s returns as it reinvests prepayment proceeds at lower rates.  The Fund’s investments in other investment companies and real estate investment companies mean it will bear a share of the other companies’ expenses, including advisory fees, although the Fund’s advisory fees will not be proportionally reduced.  If the Fund invests substantially in money market instruments for temporary defensive purposes, its potential returns could be reduced.

Performance

The following tables provide an indication of the risks of investing in the Fund.  Past performance does not indicate how the Fund will perform in the future.  The Calendar Year Total Returns table shows performance year by year since the Fund’s inception (Institutional Class is used for illustrative purposes;  returns for Individual Class will differ.)  The Annualized Total Returns table shows how returns for various periods compare with those of the Fund’s current benchmark, the Barclays Capital US Aggregate Intermediate Index.

CALENDAR YEAR TOTAL RETURNS in percentages (%)

12/31/05	1.25%
12/31/06	3.48%
12/31/07	5.77%
12/31/08	3.53%
12/31/09	5.72%
Since Inception*	3.75%

*Inception Date was October 1, 2004

Best Quarter - 3rd Quarter 2006	3.21%
Worst Quarter - 2nd Quarter 2008	-1.57%
Year-To-Date Return - 2nd Quarter 2010	To be provided

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2009

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is used for the illustration; numbers for Individual Class will be different).  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect at the time of each distribution.  Returns do not reflect the impact of state and local taxes.  After-tax returns depend on your own tax situation and may differ from those shown.  This information does not apply if your Fund shares are held in a tax-deferred account such as an individual retirement account or 401(k) plan.

	1 Year	5 Years	Since Inception (October 1, 2004)

Return Before Taxes	5.72%	3.94%	3.75%

Return After Taxes on Distributions	4.33%	2.48%	2.31%

Return After Taxes on Distributions and Sale of Fund Shares	3.70%	2.50%	2.35%

Barclays Capital US Aggregate Intermediate Index (reflects no deduction for fees, expenses or taxes)	3.94%	4.97%	To be provided

MANAGEMENT

Capstone Asset Management Company (“CAMCO”) is the Fund’s investment adviser.  Howard Potter, Senior Vice President and Fixed Income Portfolio Manager of CAMCO, has served as the Fund’s portfolio manager since 2004.

For important information about purchase and sale of Fund shares, please turn to “Minimum Investment,” page ____, and “Sale of Fund Shares,” page ____.  For  tax information, please turn to “Tax Information,” page ____.  For important information on financial intermediary compensation, please turn to “Payments to Financial Intermediaries,” page ____.

Minimum Investment

Individual Class – The minimum initial investment is $200 per Fund, except for continuous investment plans which have no minimum.  There is no minimum for subsequent purchases, except that the minimum for subsequent telephone purchase per Fund is $1,000.

Institutional Class – The minimum initial aggregate investment in the Funds is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000.  The minimum subsequent per Fund investment is $1,000, except that the minimum per Fund subsequent telephone purchase is $50,000.

The foregoing minimum investment requirements may be waived in the case of certain third-party subaccounting arrangements.

Sale of Fund Shares

Fund shares may be redeemed at their net asset value per share on any business day through authorized dealers, or by writing to the Funds’ transfer agent.  Redemptions in the amount of at least $1,000 may be wired.  You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in a Fund.

Tax Information

The Funds intend to make distributions that may be taxed as ordinary income or capital gains.

Payments to Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ABOUT THE STEWARD FUNDS

Values Based Investing

The Funds described in this prospectus offer investors the opportunity to pursue investment goals while being consistent with cultural values favored by many Christians, but not necessarily by any particular Christian denomination.  Thus, in pursuing their investment objectives, each Fund applies a comprehensive set of cultural values screens to all its investments.  Among other investment restrictions, the Funds use their best efforts to avoid investing in companies that are recognized as being materially involved with pornography, abortion, alcohol, gambling or tobacco although a Fund may invest up to 5% of its gross assets in certain collective investment vehicles or derivatives that may include prohibited companies.  The Funds may apply additional cultural values screening criteria that are deemed by the Funds’ Board of Directors, in consultation with CFS  Consulting Services, LLC (see “Consultant,” below), to be consistent with cultural values favored by many Christians, although not necessarily by any particular Christian denomination.  If a company already held by a Fund is added to the list of prohibited companies, the Fund will generally sell the securities of such company, although the sale may be delayed if such securities are illiquid or if the Fund’s investment adviser determines that an immediate sale would have a negative tax or other effect on the Fund.

The Steward Funds

This Prospectus describes the investment objectives, strategies and risks of each of the Funds. The investment objective of Steward Small-Mid Cap Enhanced Index Fund is fundamental and may not be changed without shareholder approval.  The investment objectives of the other Funds are not fundamental and may be changed without shareholder approval.

Each Fund offers two classes of shares - Individual Class shares and Institutional Class shares, which differ in terms of expenses and minimum investments.  (See “Fees and Expenses” and “Buying and Selling Fund Shares,” below.)

Consultant

The Board has retained CFS Consulting Services, LLC  (“CCS”) as a consultant to the Board regarding the Steward Funds’ values-based investing.  CCS is a subsidiary of Capstone Financial Services, Inc., parent of CAMCO.  CCS management pioneered the initial development of values-based investing methodology over the last decade, having started the first investment research firm exclusively dedicated to values-based investing data and analysis.  For its services to the Board, CCS receives fees from the Funds, based on their aggregate average daily net assets, at the maximum annual rate of 0.10% of the first $200 million of such assets, 0.075% of the next $200 million, 0.06% of the next $200 million, 0.05% of the next $400 million and 0.04% of aggregate assets over $1 billion.

The Board, in consultation with CCS, has sole responsibility for approving the list of companies whose securities are prohibited investments for the Funds, for approving any changes to such list, and for assuring that such list and any such changes are provided to CAMCO.  Subject to these investment prohibitions, CAMCO has sole responsibility for determining which securities a Fund will buy, sell or hold.

FUND DETAILS

Following is more detailed information about the investment strategies and risks of investing in each of the Funds.

STEWARD LARGE CAP ENHANCED INDEX FUND

Investment Objective: To provide long-term capital appreciation.

Principal Investment Strategies

The Steward Large Cap Enhanced Index Fund (“Fund”) pursues its investment objective by seeking to outperform its benchmark through selective allocation between growth and value style securities. The Fund’s benchmark is a widely-recognized large-cap index, as designated by the Board from time to time. The Fund invests primarily in common stocks of large-cap companies that represent a broad spectrum of the U.S. economy. The Fund utilizes a style allocation approach that can shift the exposure between the growth and value characteristics of the portfolio.  Large-cap companies will be defined by the market capitalization range of its benchmark from time to time.  For the Fund’s current benchmark, this range, as of August 9, 2010, is $______ million to $________ billion.  The Fund’s investments will generally be in securities of U.S. issuers.

Capstone Asset Management Company (“CAMCO”), as investment adviser to the Fund, employs a three-step process that combines this large cap style allocation with relative risk-controlled portfolio construction and the Fund’s cultural values screening policies.

CAMCO attempts to match the characteristics and performance of three subcomponents that represent an appropriate large cap pure growth, large cap pure value and large cap blend benchmark.

•	First, CAMCO determines the percentage of the Fund’s assets that will be allocated to investments in both growth and value investment styles. These allocations will vary with market conditions.
•
Second, the large cap universe is screened in accordance with the Fund’s cultural values policies, and those companies failing to meet these criteria are removed. In selecting stocks for consideration, CAMCO identifies the pure growth and pure value style components within the investment universe.

•	Finally, a relative risk controlled portfolio is constructed that represents each targeted style allocation.

The Fund will generally not attempt to allocate preferences in one industry over another or in one security over another versus its sub-component benchmark allocations except to comply with its cultural values investment policies.

Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly, or through other investment companies,  in  securities of companies considered to be large-cap. (Any such other investment company will also have a policy to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities considered to be large-cap.) The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

The Fund may invest up to 5% of its total assets in securities of non-U.S. issuers and no more than 2% of its total assets in securities of companies in emerging market countries.

Non-Principal Investment Practices

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time.  The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions.  If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk.  There can be no assurance that the Fund will achieve its investment objective.  You can lose money on your investment in the Fund.  When you sell your Fund shares, they may be worth less than you paid for them.  The Fund, by itself, does not constitute a balanced investment program.  The Fund may not achieve its objective if CAMCO’s expectations regarding particular securities or markets are not met.  The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests.  The Fund’s performance may be better or worse than that of funds with similar investment policies.  The Fund’s performance is also likely to differ from that of funds that use different strategies for selecting investments.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods during which the Fund is investing for temporary defensive purposes, the Fund’s potential returns could be reduced.

Other risks of investing in the Fund are as follows:

o
Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund’s cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process.  If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund.  Further, the Fund’s cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o
Equity Securities - The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions.  If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

o
Value Stocks - Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

o
Security Selection and Market Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.  The value of the Fund’s investments may also change with general market conditions.

o
Convertible and Preferred Securities - Convertible and preferred stocks, which have some characteristics of both equity securities (see above) and fixed income securities, also entail, to some extent, the risks of each.  Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates.  Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

o
Growth Stocks - Investments in growth stocks are subject to the risks of equity securities.  Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline.  The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

o	Market-Oriented Investments - Market-oriented investments are generally subject to the risks of equity securities, as well as the risk associated with growth and value stocks.
o
Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund’s cost plus interest.  If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o
Securities Lending Risk - If a borrower of the Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o
Investment in Other Investment Companies or Real Estate Investment Trusts - The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”).  The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund.  For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o
Foreign Securities - Investments in securities of issuers in foreign countries involve risks not associated with domestic investments.  These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information.

o
Emerging Market Securities - Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

o
Depositary Receipts (“DRs”)  - Investments in foreign securities may be in the form of Depositary Receipts, which are dollar-denominated instruments representing securities of non-U.S. issuers that are traded in various markets.  Investments in unsponsored DRs (those that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored DRs.   Investors in unsponsored DRs typically incur expenses not associated with sponsored DRs, such as expenses associated with certificate transfer, custody and dividend payment.  For an un-sponsored DR there may be several depositaries with no defined legal obligations to the issuer.  Duplicate depositaries may lead to marketplace confusion since there would be no central source of information.  There can also be greater delays in delivery of dividends and reports to investors than with sponsored DRs.

o
Issuer Risk - The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

o
Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio.  CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information dated August 27, 2010.  In addition, the Fund’s portfolio holdings may be viewed on the Fund’s website at www.stewardmutualfunds.com. The portfolio holdings are posted approximately 30 days after the end of each month.

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

Investment Objective:  To provide long-term capital appreciation.

Principal Investment Strategies

The Steward Small-Mid Cap Enhanced Index Fund (“Fund”) pursues its investment objective by seeking to outperform its benchmark through selective allocation between growth and value style securities. The Fund’s benchmark is a widely-recognized small-mid cap index, as designated by the Board from time to time. The Fund invests primarily in common stocks of small- to mid-cap companies that represent a broad spectrum of the U.S. economy. Small- to mid-cap companies will be defined by the market capitalization range of the Fund’s benchmark from time to time.  For the Fund’s current benchmark, this range, as of August 9, 2010 is $____ million to $____ billion. The Fund may also invest in other investment companies. The Fund will invest primarily is securities of U.S. issuers.

Capstone Asset Management Company (“CAMCO”), as investment adviser to the Fund, employs a three-step process that combines this small-mid-cap style allocation with relative risk-controlled portfolio construction and the Fund’s cultural values screening policies.

CAMCO attempts to match the characteristics and performance of three subcomponents that represent an appropriate small-mid cap pure growth, small-mid cap pure value and small-mid cap blend benchmark.

•	First, CAMCO determines the percentage of the Fund’s assets that will be allocated to investments in both growth and value investment styles. These allocations will vary with market conditions.
•
Second, the small-mid cap universe is screened in accordance with the Fund’s cultural values policies, and those companies failing to meet these criteria are removed. In selecting stocks for consideration CAMCO identifies the pure growth and pure value style components within the investment universe.

•	Finally, a relative risk controlled portfolio is constructed that represents each targeted style allocation.

The Fund will generally not attempt to allocate preferences in one industry over another or in one security over another versus its sub-component benchmark allocations except to comply with its cultural values investment policies.

Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly, or through other investment companies in securities of companies considered to be small- and mid-cap. (Any such other investment company will also have a policy to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities considered to be small- and mid-cap.)  The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

The Fund may invest up to 5% of its total assets in securities of non-U.S. issuers and no more than 2% of its total assets in securities of companies in emerging market countries.

Non-Principal Investment Practices

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time.  The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions.  If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk.  There can be no assurance that the Fund will achieve its investment objective.  You can lose money on your investment in the Fund.  When you sell your Fund shares, they may be worth less than you paid for them.  The Fund, by itself, does not constitute a balanced investment program.  The Fund may not achieve its objective if CAMCO’s expectations regarding particular securities or markets are not met.  The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests.  The Fund’s performance may be better or worse than that of funds with similar investment policies.  The Fund’s performance is also likely to differ from that of funds that use different strategies for selecting investments.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods when the Fund is investing for temporary defensive purposes, the Fund’s potential returns could be reduced.

Other risks of investing in the Fund are as follows:

o
Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund’s cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process.  If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund.  Further, the Fund’s cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o
Equity Securities - The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions.  If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

o
Securities of Small- and Mid-Cap Companies - Investments in small- and mid-cap companies are subject to the risks of equity securities.  Investment in mid-cap companies may involve greater risks than securities of large-cap companies because mid-cap companies generally have a limited track record.   Mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies.  As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio.  For small-cap companies, these risks are increased.

o
Security Selection and Market Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.  The value of the Fund’s investments may also change with general market conditions.

o
Convertible and Preferred Securities - Convertible and preferred stocks, which have some characteristics of both equity securities (see above) and fixed income securities, also entail, to some extent, the risks of each.  Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates.  Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

o
Value Stocks - Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

o
Growth Stocks - Investments in growth stocks are subject to the risks of equity securities.  Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline.  The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

o	Market-Oriented Investments - Market-oriented investments are generally subject to the risks of equity securities, as well as the risks associated with growth and value stocks.
o
Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio.  CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

o
Issuer Risk - The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

o
Investment in Other Investment Companies or Real Estate Investment Trusts - The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”).  The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund.  For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o
Foreign Securities - Investments in securities of issuers in foreign countries involve risks not associated with domestic investments.  These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information.

o
Emerging Market Securities - Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

o
Depositary Receipts (“DRs”)  - Investments in foreign securities may be in the form of Depositary Receipts, which are dollar-denominated instruments representing securities of non-U.S. issuers that are traded in various markets.  Investments in unsponsored DRs (those that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored DRs.   Investors in unsponsored DRs typically incur expenses not associated with sponsored DRs, such as expenses associated with certificate transfer, custody and dividend payment.  For an un-sponsored DR there may be several depositaries with no defined legal obligations to the issuer.  Duplicate depositaries may lead to marketplace confusion since there would be no central source of information.  There can also be greater delays in delivery of dividends and reports to investors than with sponsored DRs.

o
Securities Lending Risk - If a borrower of the Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to the Fund.

o
Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund’s cost plus interest.  If the value of the securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding disclosure of its portfolio securities holdings is available in the Fund’s Statement of Additional Information dated August 27, 2010.  In addition, the Funds’ portfolio holdings may be viewed on the Fund’s website at www.stewardmutualfunds.com.  The portfolio holdings are posted approximately 30 days after the end of each month.

STEWARD GLOBAL EQUITY INCOME FUND

Investment Objective: To provide current income along with growth of capital.

Principal Investment Strategies

The Steward Global Equity Income Fund (“Fund”) pursues its investment objective through investment in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-median yield and a positive trend in dividend and earnings growth. The Fund invests primarily in common stocks of companies that represent a broad spectrum of the global economy and a range of market capitalizations, including large-cap, mid-cap and small-cap.   The Fund may also invest in other investment companies.  The Fund will invest in dividend-paying securities of issuers throughout the world and the Fund will generally seek to have 40% of its assets, and, under normal market conditions, no less than 30% of its assets, invested in securities of non-U.S. issuers.

The Fund’s non-U.S. investments will be primarily in the form of depositary receipts (“DRs”), which are U.S. dollar-denominated instruments representing securities of non-U.S. issuers that are traded in the U.S. or in non-U.S. markets. The benchmark selected by the Board will be a widely recognized equity index.

In managing the Fund, Capstone Asset Management Company, (“CAMCO”), as investment adviser to the Fund, employs a four-step process that combines this dividend income style with relative risk-controlled portfolio construction and the Fund’s cultural values screening policies.  CAMCO initially creates an investment universe comprised of dividend-paying domestic and international stocks drawn from widely recognized equity indices.

•	First, CAMCO identifies securities having dividend yields above their sector medians. Then those securities are screened for positive dividend and earnings growth.
•	Second, the remaining universe is screened in accordance with the Fund’s cultural values policies, and those companies failing to meet these criteria are removed.
•	Third, a relative risk-controlled portfolio is constructed that attempts to match the characteristics of the widely recognized equity index selected by the Board.
•
Finally, a review of the portfolio securities with respect to their latest fundamental information is conducted. Any security that fails the review is removed and the portfolio construction is repeated until all holdings satisfy the review process.

Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in dividend paying securities.    The Fund will also, under normal market conditions, invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly, or through other investment companies, in equity securities.  (Any such other investment company will also have similar policies to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in (a) dividend paying and (b) equity securities.) The Fund will provide shareholders with at least 60 days’ prior notice of any change in these policies.

The Fund may invest up to 80% of its total assets in securities of non-U.S. issuers and no more than 40% of its total assets in securities of companies in emerging market countries.

Non-Principal Investment Practices

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time.  The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions.  If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk.  There can be no assurance that the Fund will achieve its investment objective.  You can lose money on your investment in the Fund.  When you sell your Fund shares, they may be worth less than you paid for them.  The Fund, by itself, does not constitute a balanced investment program.  The Fund may not achieve its objective if CAMCO’s expectations regarding particular securities or markets are not met.  The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests.  The Fund’s performance may be better or worse than funds with similar investment policies.  The Fund’s performance is also likely to differ from that of funds that use different strategies for selecting investments.

Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic.  (See “Securities of Small Capitalization Companies,” below)

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods when the Fund is investing for temporary defensive purposes, the Fund’s potential returns could be reduced.

Other risks of investing in the Fund are as follows:

o
Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund’s cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process.  If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund.  Further, the Fund’s cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o
Equity Securities - The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions.  If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

o
Foreign Securities -  Investments in securities of issuers in foreign countries involve risks not associated with domestic investments.  These risks include, but are not limited to:  (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; and (6) less availability of information.

o
Emerging Market Securities - Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

o
Depositary Receipts (“DRs”)  - Investments in unsponsored DRs (those that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored DRs.   Investors in unsponsored DRs typically incur expenses not associated with sponsored DRs, such as expenses associated with certificate transfer, custody and dividend payment.  For an un-sponsored DR there may be several depositaries with no defined legal obligations to the issuer.  Duplicate depositaries may lead to marketplace confusion since there would be no central source of information.  There can also be greater delays in delivery of dividends and reports to investors than with sponsored DRs.

o
Foreign Currency Risk - investments in foreign securities involves the risk that the currencies in which those instruments are denominated will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.  As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.  Although the Fund’s investments will be primarily in the form of DRs which are U.S. dollar-denominated, fluctuations in the value of the currencies in which the securities underlying such instruments are denominated may also affect the value of the DR.

o
Value Stocks - Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock, may turn out not to have been undervalued.

o
Security Selection and Market Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.  The value of the Fund’s investments may also change with general market conditions.

o
Convertible and Preferred Securities - Convertible and preferred stocks, which have some characteristics of both equity securities (see above) and fixed income securities, also entail, to some extent, the risks of each.  Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates.  Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

o
Growth Stocks - Investments in growth stocks are subject to the risks of equity securities.  Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline.  The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

o	Market-Oriented Investments - Market-oriented investments are generally subject to the risks of equity securities, as well as risks associated with growth and value stocks.
o
Securities of Small- and Mid-Cap Companies - Investments in small- and mid-cap companies are subject to the risks of equity securities.  Investment in mid-cap companies may involve greater risks than securities of large-cap companies because mid-cap companies generally have a limited track record.   Mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies.  As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio.  For small-cap companies, these risks are increased.

o
Investment in Other Investment Companies or Real Estate Investment Trusts - The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”).  The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund.  For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o
Issuer Risk - The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

o
Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio.  CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

o
Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund’s cost plus interest.  If the value of the securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o
Securities Lending Risk - If a borrower of the Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information dated August 27, 2010.  In addition, the Fund’s portfolio holdings may be viewed on the Fund’s website at www.stewardmutualfunds.com.  The portfolio holdings are posted approximately 30 days after the end of each month.

STEWARD INTERNATIONAL ENHANCED INDEX FUND

Investment Objective: To Provide Long Term Capital Appreciation.

Principal Investment Strategies

The Steward International Enhanced Index Fund (“Fund”) pursues its investment objective by seeking to outperform its benchmark through selective allocation between equity securities of developed market companies and emerging market companies. The Fund’s benchmark is blend of widely-recognized indexes representing both developed and emerging markets, as designated by the Board from time to time.  The benchmark selected by the Board will represent both the international developed and emerging equity markets.   An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy.  The Fund invests primarily in Depository Receipts (“DRs”) representing securities of companies located or domiciled outside of the United States and expects that at least 80% of its total assets will be invested in DRs.  The Fund may also invest in other investment companies.  The Fund will invest in securities of issuers throughout the world and, under normal market conditions, substantially all its non-cash assets will be invested in securities of non-U.S. issuers.  This Fund may invest up to 40% of its assets in securities of issuers in emerging market countries.

Capstone Asset Management Company (“CAMCO”), as investment adviser to the Fund, employs a three-step process that combines this international equity allocation with relative risk-controlled portfolio construction and the Fund’s cultural values screening policies.

CAMCO attempts to match the characteristics and performance of two subcomponents that represent an appropriate international developed market and emerging market equity benchmark.

•
First, CAMCO determines the percentage of the Fund’s assets that will be allocated to investments in both developed and emerging market asset classes. These allocations will vary with market conditions.

•
Second, the international equity universe is screened in accordance with the Fund’s cultural values policies, and those companies failing to meet these criteria are removed. In selecting stocks for consideration CAMCO identifies the developed and emerging market components of the universe.

•	Finally, a relative risk controlled portfolio is constructed that represents each targeted asset class.

Non-Principal Investment Practices

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time.  The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions.  If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk.  There can be no assurance that the Fund will achieve its investment objective.  You can lose money on your investment in the Fund.  When you sell your Fund shares, they may be worth less than you paid for them.  The Fund, by itself, does not constitute a balanced investment program.  The Fund may not achieve its objective if CAMCO’s expectations regarding particular securities or markets are not met.  The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests.  The Fund’s performance may be better or worse than that of funds with similar investment policies.  The Fund’s performance is also likely to differ from that of funds that use different strategies for selecting investments.

Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic.  (See “Securities of Small Capitalization Companies,” below)

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods when the Fund is investing for temporary defensive purposes, the Fund’s potential returns could be reduced.

Other risks of investing in the Fund are as follows:

o
Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund’s cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process.   If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund.  Further, the Fund’s cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o
Equity Securities - The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions.  If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

o
Foreign Securities - Investments in securities of issuers in foreign countries involves risks not associated with domestic investments.  These risks include, but are not limited to:  (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information.

o
Emerging Market Securities - Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

o
Depositary Receipts (“DRs”) - Investments in unsponsored DRs (those that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored DRs.   Investors in unsponsored DRs typically involve expenses not associated with sponsored DRs, such as expenses associated with certificate transfer, custody and dividend payment.  For an un-sponsored DR there may be several depositaries with no defined legal obligations to the issuer.  Duplicate depositaries may lead to marketplace confusion since there would be no central source of information.  There can also be greater delays in delivery of dividends and reports to investors than with sponsored DRs.  DRs may be issued with respect to securities of issuers in emerging market countries.

o
Foreign Currency Risk - investments in foreign securities involves the risk that the currencies in which those instruments are denominated will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.  As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.  Although the Fund’s investments will be primarily in the form of DRs which are U.S. dollar-denominated, fluctuations in the value of the currencies in which the securities underlying such instruments are denominated may also affect the value of the DR.

o
Value Stocks - Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock, may turn out not to have been undervalued.

o
Security Selection and Market Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.  The value of the Fund’s investments may also change with general market conditions.

o
Convertible and Preferred Securities - Convertible and preferred stocks, which have some characteristics of both equity securities (see above) and fixed income securities, also entail, to some extent, the risks of each.  Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates.  Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

o
Growth Stocks - Investments in growth stocks are subject to the risks of equity securities.  Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline.  The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

o	Market-Oriented Investments - Market-oriented investments are generally subject to the risks of equity securities, as well as risks associated with growth and value stocks.
o
Securities of Small- and Mid-Cap Companies - Investments in small- and mid-cap companies are subject to the risks of equity securities.  Investment in mid-cap companies may involve greater risks than securities of large-cap companies because mid-cap companies generally have a limited track record.   Mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies.  As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio.  For small-cap companies, these risks are increased.

o
Investment in Other Investment Companies or Real Estate Investment Trusts - The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”).  The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund.  For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o
Issuer Risk - The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

o
Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio.  CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

o
Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund’s cost plus interest.  If the value of the securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o
Securities Lending Risk - If a borrower of the Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information dated August 27, 2010.  In addition, the Fund’s portfolio holdings may be viewed on the Fund’s website at www.stewardmutualfunds.com.  Portfolio holdings are posted approximately 30 days after the end of each month.

STEWARD SELECT BOND FUND

Investment Objective:  To provide high current income with capital appreciation.

Principal Investment Strategies

The Steward Select Bond Fund (“Fund”) invests primarily in fixed income securities such as corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to limitations of the Fund’s cultural values screening policies.  These obligations may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations.  Normally, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in these types of instruments. (Any such other investment company will also have a policy to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in such instruments.)  The Fund will give shareholders at least 60 days’ prior notice of any change in this policy.

The Fund may also invest in other investment companies.  The Fund may invest up to 15% of assets in illiquid securities which are likely to consist primarily of debt securities and mortgages of churches, colleges, schools and other non-profit organizations.  The Fund may invest up to 5% of its total assets in U.S. dollar denominated debt securities of non-U.S. issuers and no more than 2% of its total assets in U.S. dollar denominated debt securities of companies in emerging market countries.

The instruments in which the Fund invests may have fixed, variable or floating rates of interest.  The Fund may have small portions of its portfolio in cash or short-term money market instruments, including repurchase agreements.  The Fund may purchase securities on a when-issued or forward commitment basis, meaning that the Fund agrees to purchase the securities for a fixed price at a future date beyond customary settlement time.

In an effort to achieve the Fund’s stated objective Capstone Asset Management Company (“CAMCO”), as investment adviser to the Fund, will:

o	Monitor economic, demographic and political indicators to identify short-term and long-term trends in interest rates.
o	Determine the appropriate maturity/duration range for the Fund relative to the market. The Fund’s benchmark index will be selected from time to time by the Fund’s Board.
o	Provide diversification through investment in multiple industry and asset sectors, subject to the Fund’s cultural values screening policies.
o
Invest only in securities rated investment grade (Baa/BBB or better) by Moody’s or Standard and Poor’s or those comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”) of comparable quality by CAMCO at time of purchase. (See “Principal Risks,” below.)

The Fund will normally sell a security when it no longer represents a good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits within the strategy of the portfolio.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time.  The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions.  If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk.  There can be no assurance that the Fund will achieve its investment objective.  You can lose money on your investment in the Fund.  When you sell your Fund shares, they may be worth less than you paid for them.  The Fund, by itself, does not constitute a balanced investment program.  The value of shares of the Fund will be influenced by market conditions as well as by the value of the securities in which the Fund invests.  The Fund’s performance may be better or worse than that of funds with similar investment policies.  The Fund’s performance is also likely to differ from that of funds that use different strategies for selecting investments.

The Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

Other principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are as follows:

o
Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund’s cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process.  If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund.  Further, the Fund’s cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o
Fixed-Income Securities - Prices of fixed-income securities rise and fall in response to interest rate changes.  Generally, when interest rates rise, prices of fixed-income securities fall.  The longer the duration of the security, the more sensitive the security is to this risk.  A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration.  There is also a risk that fixed income securities will be downgraded in credit rating or go into default.  Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

o
Variable and Floating Rate Securities – Although these instruments are generally less sensitive to interest rate changes than fixed-rate instruments, their value may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Also, if general market rates of interest decline, the yield on these instruments will also decline, which will negatively affect the net asset value of the Fund’s shares.

o
BBB/Baa Securities - Obligations rated BBB by S&P or Baa by Moody’s, or rated comparable by another nationally recognized statistical ratings organization, or deemed of comparable quality by CAMCO, are considered to have speculative characteristics.  If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond’s credit rating is downgraded, the Fund could lose money.

o
U.S. Government Securities – The value of fixed-income securities issued or guaranteed by a U.S. government or government agency will tend to fall as interest rates increase. Because instruments of U.S. Government agencies have various degrees of U.S. Government backing, there can be no assurance that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it may not be obligated to do so by law. Thus, instruments issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.  Instruments issued by non-U.S. governments are also subject to risk of default.

o
Instruments of Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds - Non-U.S. corporations and banks issuing dollar denominated instruments in the United States (i.e. Yankee Bonds) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations.  This adds to the analytical complexity of these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

o
Foreign Government Securities – Dollar-denominated instruments issued by foreign governments, foreign government agencies, foreign semi-governmental entities, or entities whose purpose is to restructure outstanding foreign government securities may not be supported as to payment of principal or interest by the particular foreign government. The issuers of these instruments are not necessarily subject to the same regulatory, accounting, auditing and recordkeeping standards as would be similar U.S. government or agency instruments, and information on such foreign instruments may be more difficult to obtain.

o
Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund’s cost plus interest.  If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o
Securities Lending Risk - If a borrower of the Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o
Investment in Other Investment Companies or Real Estate Investment Trusts - The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”).  The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund.  For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o
Investment in Illiquid Investments - Liquidity risk exists when particular investments are difficult to purchase or sell.  The Fund’s investments in illiquid securities may reduce the Fund’s returns because the Fund may be unable to sell the illiquid securities at an advantageous time or price.  When the Fund owns mortgage-related illiquid securities, there is additional risk arising from the illiquidity of the underlying real estate collateral for such securities.  (See also “Church Mortgage Bonds and Loans” and “Mortgage Risk,” below.)

o
Church Mortgage Bonds and Loans - investments in mortgage bonds issued by church-related organizations and loans of such organizations typically do not have an active trading market, and are thus generally illiquid.  There is limited information publicly available about these investments and they are not generally rated by any nationally recognized statistical rating organization.  Because the market for these instruments is limited, prices  may be volatile.  These instruments may also be invalidated or subordinated by a court to interests of other creditors.  These instruments are also subject to fixed income security risks, described above, and to mortgage risks, described below.

o
Issuer Risk - The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

o
Mortgage Risk - When the Fund purchases mortgages or mortgage-related securities, it is subject to certain additional risks.  Rising interest rates tend to extend the duration of mortgages and mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, the Fund may exhibit additional volatility if it holds mortgages or mortgage-related securities.  This is known as extension risk.  In addition, mortgages and mortgage-related securities are subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.  Mortgage-related securities are also subject to the risk that the borrower may default and that collateral for the mortgage may be inadequate or the terms of the mortgage may be revised.  There may also be delays in receiving interest payments and in realizing collateral for these instruments.  Finally, there is the risk that illiquidity in the market for mortgage-related securities will make it difficult for the Fund to dispose of these instruments or will seriously reduce their sale price.

o
Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio.  CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information dated August 27, 2010.  In addition, the Funds’ portfolio holdings may be viewed on the Fund’s website at www.stewardmutualfunds.com.  The portfolio holdings are posted approximately 30 days after the end of each month.

MANAGEMENT

Investment Adviser

Capstone Asset Management Company (“CAMCO”), a wholly-owned subsidiary of Capstone Financial Services, Inc., located at 5847 San  Felipe,  Suite  4100, Houston,  Texas 77057,  acts as  investment  adviser for each of the Funds. CAMCO provides investment management and administrative services to investment companies, and provides investment management services to pension and profit-sharing accounts,  corporations and  individuals.  As of the date of this prospectus, CAMCO manages over $3.3 billion in assets.  As compensation for CAMCO’s services as investment adviser, the Funds paid the following fees to CAMCO, as a percentage of each particular Fund’s average daily net assets for the fiscal year ended April 30, 2009:  Steward Large Cap Enhanced Index Fund, 0.15%;  Steward International Enhanced Index Fund, 0.30%;  Steward Small-Mid Cap Enhanced Index Fund  0.15%;  Steward Select Bond Fund, 0.25%; and Steward Global Equity Income Fund, 0.30%.

Portfolio Managers

The Portfolio Manager for Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward Global Equity Income Fund and Steward International Enhanced Index Fund is John R. Wolf.  Mr. Wolf is Senior Vice President and Equity Portfolio Manager of CAMCO in addition to being a member of CAMCO’s Investment Policy Committee.  Mr. Wolf began his career in 1983 with the Dreyfus Corporation and in 1987 joined Oppenheimer Capital as an accounting manager supervising both equity and fixed income mutual funds.  In 1992, Mr. Wolf joined New Castle Advisers which managed fixed income portfolios and mutual funds.  In 1996, New Castle Advisers was acquired by Capstone where Mr. Wolf serves in his current capacity.  Mr. Wolf received his Bachelor’s Degree from Hofstra University and his Masters Degree from Manhattan College.

The Portfolio Manager for the Steward Select Bond Fund is Howard Potter.  Mr. Potter serves as Executive Vice President and Fixed Income Portfolio Manager of CAMCO and Senior Vice President of Steward Funds, Inc. and Capstone Series Fund, Inc.  He is also a member of CAMCO’s Investment Policy Committee. Mr. Potter began his investment career trading financial futures as a local floor trader. During the early 1980’s, he published weekly newsletters on financial futures and debt options at Donaldson, Lufkin & Jenrette, Inc. In 1984, Mr. Potter joined Oppenheimer & Co. to spearhead the Risk Management Group. In 1991, he founded New Castle Advisers, Inc. to manage fixed income portfolios and mutual funds. In 1996, New Castle Advisers was acquired by Capstone.  Mr. Potter received his Bachelor’s Degree from the University of Wisconsin and his Masters Degree from Northwestern University.

The Funds’ Statement of Additional Information provides additional information about each Portfolio Manager’s compensation, other accounts managed by such Portfolio Manager, and such Portfolio Manager’s ownership of securities in the Fund for which he provides portfolio management services.

A discussion of the basis for the Board’s approval of the investment advisory agreements for each of the Funds is contained in the Steward Funds’ annual report for the period ended April 30, 2010.

Administrator and Compliance Service Provider

CAMCO acts as administrator for each Fund.    For its services as administrator, CAMCO receives a monthly fee from each Fund calculated at the annual rate of 0.075% on the first $500 million of the Funds’ aggregate average daily net assets.  The rate declines to 0.03% of the Funds’ aggregate average daily net assets in excess of $500 million.  CAMCO also provides regulatory compliance services for the Funds.  For these services CAMCO receives a monthly fee from each Fund calculated at the annual rate of 0.025% of the average daily net assets of the Fund.

BUYING AND SELLING FUND SHARES

Share Price

The purchase and redemption price for shares of each class of a Fund is the per share net asset value (“NAV”) for that class that is next determined after your purchase or sale order is received by the Fund, transfer agent or authorized dealer.  NAV is  generally calculated  as of the close of regular  trading  on the New York Stock  Exchange (“Exchange”),  normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time.  The Funds do not price their shares on days the Exchange is closed for trading -- normally, weekends, national holidays and Good Friday.  In addition to days the Exchange is closed for trading, Steward Select Bond Fund does not price its shares on days the bond markets are closed for trading.  Such additional days are normally Columbus Day and Veteran’s Day.  NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity  securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported  bid and asked  prices, (ii) by valuing securities traded on the NASDAQ  market, at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last  reported  bid and asked  prices,  (iii) valuing  other equity securities at the mean between the last reported bid and asked prices and (iv)  valuing  any  securities  for which  market  quotations  are not  readily available  and any other assets at fair value as determined in good faith by the Board.

Debt  securities  (other  than  short-term  obligations)  including  listed issues,  are valued at the bid price on the basis of  valuations  furnished by a pricing  service  which  utilizes  electronic  data  processing  techniques  to determine  valuations  for  normal  institutional  size  trading  units  of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term securities (those with remaining maturities of 60 days or less) are valued at amortized cost.  Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

In the event a price for a particular security is not available, or the available price is believed by a Fund’s Adviser to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board, which in certain cases require involvement of the Valuation Committee of the Board.  It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund’s assets.  Thus, during periods when one or more of a Fund’s securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

A Fund may invest in non-U.S. securities that trade in foreign markets where closing prices are established prior to the time closing prices are established for U.S.-traded securities.  If an event were to occur after the value of a Fund portfolio security was so established but before the Fund’s net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund’s net asset value, the Fund investment would be valued in accordance with fair value procedures established by the Board.  Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

For information on minimum investments, see “Minimum Investment,” page ____.

Share Certificates

The Funds will not issue certificates representing shares.

Telephone Transactions

Unless declined on the Investment Application, the Funds are authorized to accept orders for additional purchases, redemptions and exchanges by phone. You will be  liable  for any  fraudulent  order  as long  as the  Funds  have  taken reasonable  steps to assure  that the order was proper.  Also note that, during unusual market conditions, you may experience delays in placing telephone orders.  In that event, you should try one of the alternative procedures described below.

Purchasing Fund Shares

You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers. You may place your order through any dealer authorized to take orders for the Funds.  (An authorized dealer is one that has entered into a selling agreement with the Fund’s distributor.  A dealer that has not entered into such an agreement is not authorized to sell shares of the Fund.)  If the order is received by the authorized dealer by 4:00 p.m. Eastern Time, you will receive that day’s NAV.  Orders received subsequent to 4:00 p.m. Eastern Time will receive the NAV per share next determined.  It is the dealer’s responsibility to transmit orders timely.

Through the Distributor. You may place orders directly with the Funds’ distributor by mailing a completed Investment Application with a check or other negotiable bank draft payable to Steward Funds, to the Funds’ Transfer Agent:

Transfer Agent’s Address

Steward Funds
c/o Citi Fund Services, Inc.
P.O. Box 183004
Columbus, OH 43218-3004

Remember to make your check in an amount no less than any applicable minimum noted above.  Payment for all orders must be received by the Transfer Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted.  Subsequent  investments  may be mailed to the same  address.  Confirmations of each purchase and transaction in the account are sent to the shareholder’s address of record.

Investing By Wire Transfer. You may purchase shares by wire transfer if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire transfer, you must first call the Funds’ Transfer Agent at 1-800-695-3208 to be assigned a Fund account number and to receive wire instructions.

You must follow up your wire transfer with a completed Investment Application.  An  application  may be obtained  by  calling  1-800-262-6631  or by  visiting  the  Funds’  website  at www.Stewardmutualfunds.com.  Mail the application to the Transfer Agent’s address (see above).

Subsequent investments may also be made by wire transfer at any time by following the above procedures.  The wire transfer must include your name and your Fund account number.

In-Kind Purchases

A Fund may issue its shares in exchange for securities held by the purchaser, when approved by the Board, in its sole discretion, or pursuant to procedures adopted by the Board, if any, following a determination that (a) such in-kind exchange is advisable under the circumstances and (b) the securities to be exchanged are consistent with the Fund’s investment objective and policies.  The value of securities to be so exchanged will be determined on the day of the exchange in accordance with the Fund’s policies for valuing its portfolio securities and the Fund will issue shares to the purchaser, valued on the day of the exchange, in an amount equal to the value of the exchanged securities, as so determined.  A Fund will not accept securities for in-kind purchase of shares unless the Fund’s investment adviser determines that the value of such securities can be calculated under the Fund’s regular procedures for valuing its portfolio securities.  A Fund also generally will not accept securities that are subject to restrictions on resale.  As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the Fund in question, along with the securities.  Fund shares purchased in exchange for securities, as described in this paragraph, generally cannot be redeemed for fifteen days following the in-kind purchase to allow time for the transfer to settle.

Telephone Investment

After you have opened your account, you may make additional investments by telephone unless you declined that option on your Investment Application.  You may place a telephone order by calling the Transfer Agent at 1-800-695-3208.

The minimum telephone purchase for Individual Class shares is $1,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order.  For Institutional Class shares,  the  minimum  telephone purchase is $50,000  and the maximum is five times the NAV of your shares  held, for which  payment has been  received,  on the day  preceding  your order.

Your telephone purchase will be priced at the NAV next determined after your call.  Payment for your order must be received within three business days.  Mail your payment to the Transfer Agent’s address (see above).  If your payment is not received within three business days, you will be liable for any losses caused by your purchase.

Electronic Purchases

If your bank is a U.S. bank that participates in the Automated Clearing House (ACH), you may elect to make subsequent investments through ACH. Complete the Banking Services option on the Investment Application or call 1-800-695-3208.  Your account can generally be set up for electronic purchases within 15 days.  Your bank or broker may charge for this service.

Wire transfers (see “Investing by Wire Transfer,” above) allow financial institutions to send funds to each other, almost instantaneously.  With an electronic purchase or sale, the transaction is made through ACH and may take up to eight days to clear.  There is generally no fee for ACH transactions.

Pre-Authorized Investment

If you hold or are purchasing Individual Class shares, you may arrange to make regular monthly investments of at least $25 automatically from your bank account by completing the Automatic Investment Plan option on the Investment Application.

Tax-Deferred Retirement Plans

Fund shares may be used for virtually all types of tax-deferred  retirement plans, including traditional and  Roth Individual Retirement Accounts (“IRAs”), Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

Frequent Transactions

The Funds’ Board of Directors has determined, based on the Funds’ experience, that the Funds are not likely to attract abusive short-term traders due to the fact that the Funds’ portfolio securities are primarily traded in U.S. markets and do not offer attractive opportunities to profit from short-term trading.  Accordingly, the Board has determined to permit short-term trading and not to impose a redemption fee on short-term trades at this time.  To the extent that short-term trading does occur, such trading may result in additional costs for the Funds.  Any future changes to the Funds’ policies and procedures regarding frequent transactions will be disclosed in an amendment or supplement to the Funds’ Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

o Name;
o Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity.  In addition, it may be necessary to verify your identify by cross-referencing your identification information with a consumer report or other electronic database.  Additional information may be required to open accounts for corporations and other entities.  Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.  After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified.  The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.  If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Redeeming Fund Shares

The price to sell one share of each Fund is the Fund’s NAV.  You may redeem your Fund shares on any business day using one of the following procedures:

Through Authorized Dealers - You may request a redemption through any broker-dealer authorized to take orders for the Fund.  The broker-dealer will place the redemption order by telephone or facsimile directly with the Funds’ distributor and your share price will be the NAV next determined after the order is received.  The Funds do not charge a fee for these redemptions, but a dealer may impose a charge for this service.  Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

Through the Distributor - You may redeem your Fund shares by writing to the Transfer Agent’s address (see “Purchasing Fund Shares,” above).  You will generally receive a check for your redemption amount within a week after your request is received.  The Funds do not charge any fee for redemptions.  If you request the proceeds to be sent to your address of record, you generally will not need a signature guarantee.  A signature guarantee will be required if:

o you want the proceeds mailed to a different address or to be paid to someone other than the record owner; or
o you want to transfer ownership of the shares.

Signature Guarantee - A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

Redemption  of  Shares  Purchased  by  Check - Redemptions  of  amounts purchased by check may be withheld until the purchase  check has cleared,  which may take up to 15 days from the purchase date.

Expedited Redemption

If you want to redeem at least $1,000 of Fund shares and have not  declined banking services on the Investment  Application currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a  broker-dealer or commercial bank that you previously  designated on the Investment  Application by calling the Transfer Agent at 1-800-695-3208.  Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Funds’ cash reserves.  The Funds do not impose a special fee for this service.  However, they (and their service providers) reserve the right to modify or not to offer this service in the future.  They will attempt to give shareholders reasonable notice of any such change.

Systematic Withdrawal

If you hold Individual Class shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in a Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annually or annually.  If you elect this  plan,  you  must  elect  to have  all  your  dividends  and  distributions reinvested in shares of the particular  Fund. Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from a Fund and may be a return of capital, thus depleting your investment.  Payments under this plan will terminate when all your shares have been redeemed.  The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate this plan at any time by writing to the Transfer Agent.  You continue to have the right to redeem your shares at any time.  The cost of the plan is borne by the Funds and there is no direct charge to you.

Redemption in Kind

If you request a redemption in excess of $1 million, each Fund reserves the right to pay any portion of the redemption proceeds in securities from the Fund’s portfolio rather than in cash, in accordance with applicable  legal requirements.  In that case, you will bear any brokerage costs imposed when you sell those securities and you will bear the market risk on those securities until you sell them.  To the extent practicable, the Fund will use only liquid securities for redemptions in kind.  If the applicable Adviser determines that it is in the best interests of a Fund to include illiquid securities in a redemption in kind, the redeeming shareholder may have difficulty selling such securities at a price representing their fair value.

Redemption Suspensions or Delays

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, when trading on such exchange is restricted, or when the Securities and Exchange Commission allows redemptions to be suspended.

Redemption of Small Accounts

Because it is costly to other shareholders of a Fund to maintain small accounts, each of the Funds reserves the right to automatically redeem shares and close your account when it falls below the applicable minimum specified under “Minimum Investment,” above, due to your redemptions or exchanges.  Before a Fund automatically redeems your account, you will be notified and given 60 days in which to make additional investments sufficient to bring your account to the required minimum and thus avoid having your shares redeemed.  An automatic redemption, as a sale of your Fund shares, may have tax consequences.

Small Account Fee

On or about December 1 of each year, an annual $12 fee will be deducted from each shareholder account in a Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200.  The fee, which is paid to the applicable Fund, will apply separately to each account in the Fund that meets such criteria.

Exchanging Fund Shares (See also “Redeeming Fund Shares”)

You may exchange your shares of a Fund for shares of the same class of another Fund at a price based on the respective NAVs of each Fund.  There is no sales charge or other fee.  Please read the information in the Funds’ prospectus concerning the Fund into which you wish to exchange.  Your exchange must satisfy the applicable minimum investment and other requirements for the class of shares of the Fund into which you wish to exchange.  The Fund into which you are exchanging must be available for sale in your state, and the exchange privilege may be amended or terminated upon 60 days’ notice to shareholders.

You may place an exchange order by:

o	mailing your exchange order to the Transfer Agent’s address.
o	telephoning 1-800-695-3208. Telephone exchange orders may be placed from 8:00 a.m. to 4:00 p.m. Eastern Time on any business day. You may decline this option on the Investment Application.

Remember that your exchange involves a sale of shares, with possible tax consequences.  See “Dividends, Distributions and Taxes,” below.

Distributor; Service and Distribution Plan; Administrative Services Plan

Capstone Asset Planning Company (“CAPCO”), an affiliate of CAMCO, serves as the Funds’ distributor.  Each of the Funds has adopted, for its Individual Class shares, a Service and Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940.  The Plan allows each Fund, out of assets attributable to Individual Class shares, to compensate CAPCO at an annual rate of 0.25% for its services in connection with the sale and distribution of Individual Class shares and for services to Individual Class shareholders.  Because these fees are paid out of Individual Class assets on an on-going basis, over time these fees will increase the cost of your investment in Individual Class shares and may cost you more than paying other types of sales charges.

Each Fund has also adopted an Administrative Services Plan with respect to its Individual Class shares.  The Administrative Services Plan provides that each Fund, out of assets attributable to its Individual Class shares, shall compensate CAPCO to cover the costs of payments to certain third-party shareholder service providers related to the administration of group accounts in which Fund shareholders participate.  The amount of such payments may not exceed, on an annual basis, 0.10% of the average daily net assets of a Fund’s Individual Class shares. The fee is in addition to fees payable by Individual Class shares pursuant to the Service and Distribution Plan.

Dividends, Distributions and Taxes

Dividends and Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to shareholders each year, and pays its dividends and other distributions in additional shares of the Fund, with no sales charge.  However, you may elect on the Investment Application to:

Option # 1 -- receive income dividends in cash and capital gain distributions in additional Fund shares; or
Option # 2 -- receive all dividend and capital gain distributions in cash; or
Option #3 -- receive capital gain distributions in cash and income dividends in additional shares.

Each Fund intends to declare and pay any income dividends quarterly.  Capital gains, if any, will be paid at least annually, generally in December.

Tax Treatment of Dividends, Distributions and Redemptions

If you hold shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Funds, as well as on any gain realized when you sell (redeem) or exchange shares of a Fund.  This is true whether you reinvest your distributions in additional shares or receive them in cash.  Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains.  The reduced rates currently applicable to qualified dividend income and long-term capital gains for individuals are scheduled to expire after 2010.  A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

When you sell or exchange shares, you may have a capital gain or loss.  The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.  Any loss you incur if you sell or exchange shares that you have held for six months or less will be treated as a long-term capital loss, but only to the extent that the Fund has paid you long-term capital gain dividends with respect to those shares during that period.

The Funds will notify you each year, generally in January, which amounts of your dividend and distribution payments are subject to taxation as ordinary income, qualified dividend income or as long-term capital gain.  Distributions that are declared in December but paid in January are taxable as if they were paid in December.  The Funds make no representation or warranty as to the amount or variability of each Fund’s capital gains distributions, which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, and shareholders’ redemption patterns.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax.  Non-U.S. investors may be subject to U.S. withholding and estate tax.

Steward Global Equity Income Fund and Steward International Enhanced Index Fund, may occasionally invest in securities of issuers in certain foreign countries.  A Fund may have taxes withheld on the income received from those securities.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY.  YOU SHOULD CONSULT YOUR OWN TAX ADVISER CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND. ADDITIONAL INFORMATION ON THESE AND OTHER TAX MATTERS RELATING TO EACH FUND AND ITS SHAREHOLDERS IS INCLUDED IN THE SECTION ENTITLED “TAXES” IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

{To be Provided}

How to Get More Information

Further information about the Funds is contained in the Statement of Additional Information (“SAI”).  The SAI contains more detail about some of the matters discussed in this Prospectus.  The SAI is incorporated into the Prospectus by reference.

Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders.  In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s investment performance during its last fiscal year.

You may obtain free copies of the SAI, reports or other information about the Funds or your account by calling 1-800-262-6631.  You may also visit the Funds’ website at http://www.stewardmutualfunds.com, where information is available.

You may also get free copies of the SAI, reports or other information about the Funds directly from the Securities and Exchange Commission (“SEC”) by visiting the SEC’s public reference room in Washington, D.C.  (Call 1-202-551-8090 or e-mail publicinfo@sec.gov for information).  Alternatively, you may send a written request, plus a duplicating fee, to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by make a request by e-mail to publicinfo@sec.gov.

The Investment Company Act File Number with the SEC for Steward Small-Mid Cap Enhanced Index Fund is: 811-01436.

The Investment Company Act File Number with the SEC for all the other Funds is 811-01597.

THE STEWARD FUNDS

Steward Large Cap Enhanced Index Fund

Steward Select Bond Fund

Steward International Enhanced Index Fund

Steward Global Equity Income Fund

 (the foregoing are all series of Steward Funds, Inc.)

Steward Small-Mid Cap Enhanced Index Fund

(the foregoing is a series of Capstone Series Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

AUGUST 27, 2010

This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus dated August 27, 2010.  The information in this Statement of Additional Information expands on the information combined in the Prospectus and any supplements thereto.  A copy of the Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.

The report of Independent Registered Public Accounting Firm and financial statements of the Fund included in its Annual Report for the period ended April 30, 2010  (“Annual Report”) is incorporated herein by reference to the Annual Report.  Copies of such Annual Report are available without charge upon request by writing to the Fund at 5847 San Felipe, Suite 4100, Houston, Texas 77057 or by calling toll free (800) 262-6631.

The financial statements contained in the Funds’ Annual Report for the year ended April 30, 2010 are incorporated by reference into this Statement of Additional Information. [Information about auditors to be added by amendment.]

TABLE OF CONTENTS

GENERAL INFORMATION
INVESTMENT STRATEGIES
PORTFOLIO HOLDINGS DISCLOSURE POLICIES
INVESTMENT RESTRICTIONS
DIRECTORS AND EXECUTIVE OFFICERS
PORTFOLIO TRANSACTIONS AND BROKERAGE
DETERMINATION OF NET ASSET VALUE
HOW TO BUY AND REDEEM SHARES
DIVIDENDS AND DISTRIBUTIONS
TAXES
OTHER INFORMATION

GENERAL INFORMATION

Steward Small-Mid Cap Enhanced Index Fund is a series of Capstone Series Fund, Inc. (“CSFI”), an open-end diversified management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).  CSFI was incorporated in New Jersey in 1952 and commenced business shortly thereafter.  On February 28, 1967, it was merged into a Pennsylvania corporation and operated under the laws of that state until May 11, 1992 when it was reorganized as a Maryland corporation and its name changed from U.S. Trend Fund, Inc.  to Capstone U.S. Trend Fund, Inc.  Effective September 6, 1994 the name of CSFI was changed to Capstone Growth Fund, Inc. This change was approved by stockholders at a meeting held August 25, 1994.  On January 22, 2002, the name of the corporate entity was changed to Capstone Series Fund, Inc. and the Fund was redesignated Capstone Growth Fund.  On December 20, 2005, the name of the Fund was changed to Steward Small-Cap Equity Fund and it classified its shares into two classes.    The original class was designated “Individual Class” and the new class was designated “Institutional Class.”  Effective March 31, 2008, the name of the Fund was changed to Steward Small-Mid Cap Enhanced Index Fund.

Steward Large Cap Enhanced Index Fund, Steward Select Bond Fund, Steward International Enhanced Index Fund and Steward Global Equity Income Fund are series of Steward Funds, Inc. (“SFI”), an open-end diversified management company registered under the 1940 Act.  SFI was originally incorporated in Delaware in 1968 and commenced business shortly thereafter as an open-end diversified management company under the 1940 Act.  On February 18, 1992, shareholders approved a plan of reorganization pursuant to which the corporate entity became, on May 11, 1992, a Maryland series company, Capstone Fixed Income Series, Inc.  The name of the corporate entity was changed to Capstone Christian Values Fund on March 13, 2000.  On June 3, 2004, the name was changed to Steward Funds, Inc.  Prior to April 1, 2008, Steward Large Cap Enhanced Index Fund and Steward International Enhanced Index Fund were known as Steward Domestic All-Cap Equity Fund and Steward International Equity Fund.

The shares of each Fund have been divided into two classes, designated Individual Class shares and Institutional Class shares.  Each class represents an interest in a Fund, but is subject to different rights, expenses and privileges.

Capstone Asset Management Company (“CAMCO” or “Adviser”) serves as investment adviser to each of the Funds. CAMCO also serves as administrator to each of the Funds, and CAMCO’s affiliate, Capstone Asset Planning Company, is the Funds’ distributor.  (See “Adviser and Administrator” and “Distributor”).  CFS Consulting Services, LLC  (“CCS”), another affiliate of CAMCO, serves as consultant to the Funds’ Board of Directors regarding values-based screening of investments.  (See “Consultant”.)

INVESTMENT STRATEGIES

Following is a discussion of the various types of securities and strategies that may be used by a Fund, to the extent not inconsistent with its investment objective and policies.

Temporary Defensive and Other Short-Term Positions

Although it is expected that each of the Funds will normally be invested consistent with its investment objectives and policies, each of the Funds may invest in certain short-term, high-quality debt instruments for the following purposes: (a) to meet anticipated day-to-day operating expenses; (b) pending CAMCO’s ability to invest cash inflows; (c) to permit the relevant Fund to meet redemption requests; and (d) for temporary defensive purposes. Steward Small-Mid Cap Enhanced Index Fund, Steward Large Cap Enhanced Index Fund, Steward Global Equity Income Fund and Steward International Enhanced index Fund may also invest in such securities if their  assets are insufficient for effective investment in equity securities.  The short-term instruments in which the Funds may invest include: (i) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (v) repurchase agreements; (vi) money market funds; and (vii) zero coupon bonds.

The Funds’ short-term investments will generally not have maturities of greater than one year.

Common Stock, Convertible Securities and Other Equity Securities

Steward Small-Mid Cap Enhanced Index Fund, Steward Large Cap Enhanced Index Fund, Steward International Enhanced Index Fund and Steward Global Equity Income Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company’s organization and operations. Common stocks do not contain a guarantee of value -- their prices can fluctuate up or down, and may be reduced to zero under certain circumstances.

These Funds may also buy other types of equity securities such as convertible securities (including “synthetic convertible securities”), preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a  Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a  Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a  Fund’s entire investment therein).

“Synthetic” convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund will invest in synthetic convertibles only with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Small cap and mid cap companies tend to be smaller, less established companies, and investment in equity securities of these companies may involve greater risk than is customarily associated with securities of larger, more established companies.  Small cap and mid cap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of small and mid cap companies is normally less than that of larger companies and, therefore, such volume may disproportionately affect the market price of such securities, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Foreign Securities

Steward International Enhanced Index Fund and Steward Global Equity Income Fund will invest substantial amounts in securities of non U.S. issuers. Although the Steward Small-Mid Cap Enhanced Index Fund,  and Steward Large Cap Enhanced Index Fund expect to invest principally in securities of U.S. issuers, these Funds may also invest in some foreign securities. The Funds may invest in U.S. dollar-denominated securities that may be issued or guaranteed by non-U.S. entities.  Certain of these investments may be made directly by the Funds; others may be indirect, through another investment company in which the Funds may invest.  Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by domestic corporations.  Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.  The values of U.S. dollar-denominated foreign investments are affected by changes in application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations.  These securities may involve higher brokerage commissions than securities of U.S. issuers, and they may be less liquid, more volatile and less subject to governmental supervision than in the United States.  Investments in issuers in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

A Fund’s foreign investments may include emerging market stock.  The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets.  The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets.  Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of more developed countries.  Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestments, resource self-sufficiency and balance of payments position.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign government securities in which a Fund may invest may include obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries.  Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  These securities also include debt securities of “quasi-government agencies.”

A Fund may invest in equity securities of non-U.S. issuers, in the form of  American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) (together, “Depositary Receipts”), or other securities convertible into securities of eligible European or Far Eastern issuers.  The securities for which these securities may be exchanged may not necessarily be U.S. dollar denominated.  An ADR or ADS is typically issued by an American bank or trust company and evidences ownership of underlying securities issued by a foreign corporation.  An EDR, which is sometimes referred to as a Continental Depositary Receipt (“CDR”), is issued in Europe, typically by a foreign bank or trust company and evidences ownership of either foreign or domestic securities.  Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets.  GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.  GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system.  For purposes of the Funds’ investment policies, the Funds’ investments in ADRs, ADSs, EDRs and GDRs will be deemed to be investments in the equity securities of the foreign issuers into which they may be converted.

Depositary Receipt facilities may be established as either “sponsored” or “unsponsored.”  While Depositary Receipts issued through these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of Depositary Receipt holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from the issuer prior to establishing the facility.  Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to Depositary Receipt holders with respect to the deposited securities.  Sponsored Depositary Receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the Depositary Receipt holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although Depositary Receipt holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the Depositary Receipt holders at the request of the issuer of the deposited securities.  The Funds may invest in sponsored and unsponsored Depositary Receipts.  Although Depositary Receipts are denominated in U.S. dollars, the value of securities underlying a Depositary Receipt, and thus of the Depositary Receipt, may be affected by changes in the relative values of the currencies of the U.S. and the country of the issuer.

Government Obligations

Government obligations in which a Fund may invest include U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities.  Direct obligations of the U.S. Treasury in which a Fund may invest include U.S. Treasury bills, notes and bonds.  U.S. Treasury bills have, at the time of issuance, maturities of one year or less.  U.S. Treasury notes have, at the time of issuance, maturities of one to ten years.  U.S. Treasury bonds generally have, at the time of issuance, maturities of greater than ten years.  Obligations of U.S. Government agencies and instrumentalities have various degrees of backing.  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association (“GNMA”) participation certificates, are, like U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.  Other obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits.  Still other government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation.

Tennessee Valley Authority is backed only by the credit of the agency or instrumentality issuing the obligations, and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality.  Some government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation.  No assurances can be given that the U.S. Government will provide financial support to agencies or instrumentalities whose securities are not backed by the full faith and credit of the U.S. Treasury, since it is not obligated to do so.  Accordingly, such U.S. Government obligations may involve risk of loss of principal and interest.  The Funds may invest in fixed-rate and floating or variable rate U.S. Government obligations.  The Funds may purchase U.S. Government obligations on a forward commitment basis.

Forward Commitments, When-Issued Transactions and Free Trade Transactions

A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when-issued” transaction) so long as such transactions are consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests.  A Fund may dispose of a security purchased on a forward commitment or when-issued basis prior to settlement if it is appropriate to do so and would realize short-term profits or losses, if any, upon such sale.  When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled, which may be a month or more.  Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.  A Fund may dispose of a commitment prior to settlement if CAMCO deems it appropriate to do so.  In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates.  A Fund may realize short-term profits or losses upon the sale of such commitments.

Eurodollar and Yankee Dollar Investments

When appropriate to its investment objective and policies, a Fund may invest in Eurodollar and Yankee Dollar instruments.  Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe.  Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations.   (See also “Bank Obligations,” below.)

Bank Obligations

These obligations include negotiable certificates of deposit and bankers’ acceptances.  A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank.  A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  The Funds will limit their bank investments to dollar-denominated obligations rated A or better by Moody’s or S&P issued by U.S. or foreign banks that have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, (i) are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.  A Fund’s bank investments (either direct, or through another investment company in which it may invest) may include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits Eurodollar time deposits (“ETDs”) and Yankee Certificates of deposit (“Yankee CDs”). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are US dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

Commercial Paper

Commercial paper includes short-term unsecured promissory notes issued by U.S. and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities.  Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.  All commercial paper purchased by the Funds must have a remaining maturity of no more than 270 days from the date of purchase by the Funds, and commercial paper purchased by a Fund must be rated at least A-1 or P-1 by a nationally recognized statistical rating organization (“NRSRO”), or deemed of comparable quality by CAMCO.  A Fund may not invest more than 5% of its total assets in commercial paper of a single issuer.

Repurchase Agreements

The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers.  A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that same security from the buyer at a mutually agreed-upon time and price.  The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase.  The agreed-upon rate is unrelated to the interest rate on that security.  The agreement will be fully collateralized by the underlying securities and will be marked-to-market on a daily basis during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the repurchase price.  A Fund will enter into repurchase agreements only with firms that present minimal credit risks as determined in accordance with guidelines adopted by the Funds’ Board of Directors (“Board”).  In the event of default by the seller under the repurchase agreement, a  Fund that is a purchaser under such an agreement may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund’s Adviser or money manager to be inconvenient or disadvantageous.  A reverse repurchase agreement is a transaction in which a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security’s market value.  The Fund retains record ownership of the security involved, including the right to receive interest and principal payments.  At an agreed future date, the Fund repurchases the security by paying an agreed purchase price plus interest.  Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund’s records while a reverse repurchase agreement is in effect.

Corporate Debt Securities

Corporate debt securities include bonds, debentures, notes and similar instruments issued by corporations and similar entities.  A Fund’s investment in these instruments must comply with the Fund’s rating criteria.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount no less than the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Fund will receive any interest or dividends paid on the loaned securities.  In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees.

Cash collateral received by a Fund when it lends its portfolio securities is invested in high quality, short-term debt instruments, short-term bank collective investment and money market mutual funds, and other investments meeting quality and maturity criteria established by the Funds.  Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and then to pay for lending transaction costs.  The remaining amount is divided between the Fund and the lending agent.

A Fund will retain most rights of beneficial ownership of the loaned securities, including the right to receive dividends, interest or other distributions on the loaned securities.  Voting rights may pass with the loan, but a Fund will call a loan to vote proxies if a material issue affecting the investment is subject to a vote.

Loans of portfolio securities entail certain risks.  A Fund may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions.  Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding.  To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.  Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.  If the borrower fails financially, a Fund may also lose its rights to the collateral.

Investment Companies

Each Fund is permitted to invest in shares of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent consistent with its investment objective and policies and with limits imposed under applicable law and regulations.  If an investment company in which a Fund invests has a sales charge greater than 1.5%, the Fund may invest up to 5% of its assets in such other company provided that such investment does not amount to more than 3% of such other company’s outstanding voting shares and the Fund’s investments in other investment companies in the aggregate does not exceed 10% of the Fund’s assets.  If an investment company in which a Fund invests has a sales charge of no more than 1.5%, the Fund may invest any amount of its assets in such other company provided: (a) the Funds’ aggregate investments (together with those of their affiliated persons) in such other investment company do not exceed 3% of the outstanding shares of that other investment company; (b) the Funds, in any 30-day period, do not redeem any amount in excess of 1% of the total outstanding shares of such other investment company (see “Restricted and Illiquid Securities,” below); and (c) on issues on which shareholders of such other investment company are asked to vote, the Funds will vote their shares in the same proportion as the vote of all other holders of shares of that investment company.  To the extent a Fund invests a portion of its assets in other investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself.  A Fund’s investments in a closed-end investment company, together with investments in such closed-end company by other funds having the same investment adviser as the Fund, would be limited to 10% of the outstanding voting shares of such closed-end company.  The Funds may not purchase shares of any affiliated investment company except as permitted by the Securities and Exchange Commission (“SEC”) rule or order.

ETFs in which a Fund may invest may be organized as open-end mutual funds or unit investment trusts.  Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index.  Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the ETF investment will gain or lose value depending on the performance of the index.  ETFs have expenses, including advisory and administrative fees, that are borne by ETF shareholders.  As a result, an investor in a Fund is subject to a duplicate level of fees to the extent that such Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, rather than at the closing net asset value price.  Thus, ETF shares could trade at either a premium or discount to net asset value.  Trading prices of ETFs that track equity market indices tend to closely track the actual net asset value of the underlying portfolios because these portfolios are publicly disclosed on each trading day.  Also, an approximation of actual net asset value is disseminated throughout the trading day.  If available, the Funds may also invest in ETFs that are based on fixed income indices or are actively managed.  Because it is unlikely that actively managed ETFs would have the transparency of index-tracking ETFs, they would be more likely to trade at a discount or premium to their net asset values.  If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests increase in value.

Church Mortgage Bonds

Steward Select Bond Fund may invest in church mortgage bonds. Church mortgage bonds are corporate debt securities issued by non-profit organizations (“Borrowers”) that have a stated Christian mission, including local churches, denominations and associations, educational institutions, para-church and other Christian mission-related organizations for purposes including construction, purchase or refinancing of existing real property. Borrowers operate in a variety of geographic regions. Church mortgage bonds are issued pursuant to a trust indenture. They typically pay interest semi-annually and mature serially over a period from 6 months to as long as 30 years. A First Trust Deed on the Borrower’s real property normally secures these bonds. Because church mortgage bonds do not have an active secondary market and are illiquid, they are typically issued with yields that are higher than those of corporate bonds of similar credit quality and maturity.

When interest rates rise, the values of already-issued fixed income securities generally decline. When interest rates fall, the values of already-issued fixed income securities generally rise.

Church mortgage bonds are secured by a deed of trust on the issuer’s real property held by the trustee in accordance with an indenture of trust. A Fund would generally invest in church mortgage bonds secured by a first priority mortgage lien. In addition, Borrowers pledge revenues from all sources as may be necessary to pay debt service on the church mortgage bonds. Borrowers are typically required to maintain a sinking fund that covers from one month to one year of debt service payments. Borrowers also agree to restrictive covenants that limit the activities of the Borrower. These covenants may include limits on indebtedness, minimum required insurance, maintenance of improvements and financial reporting requirements. Breach of certain covenants is an event of default and, if not waived by the trustee, may give the trustee the right to accelerate principal and interest payments, possession and sale of the real property.

Borrowers are generally churches, and church-related schools, colleges and other Christian non-profit organizations operating in a variety of geographic regions.

Church mortgage bonds and church mortgage loans are not rated by nationally recognized statistical rating organizations (“NRSROs”) or other independent parties. CAMCO will use a variety of research in determining whether a particular instrument meets a Fund’s credit quality standards and in determining how to value these instruments for purposes of determining a Fund’s net asset value.

The church mortgage bond market is not large. The church mortgage bond market is part of the overall church mortgage market, which is estimated at $30 to $40 billion annually. Of that larger market, however, the total principal amount of church mortgage bond financings in 2003, as reported by the principal financing fiduciaries operating in this market, was only about $650 million; for the first nine months of 2004, the principal amount was around $500 million. Individual issues range from $250,000 to $30 million in principal amount. There is limited availability of new church mortgage bond issues, as well as a very limited secondary market for church mortgage bonds.

Church Mortgage Loans

Steward Select Bond Fund may invest in certain senior debt in the form of church mortgage loans. The Fund will purchase a church mortgage loan only if (i) the loan represents the only form of senior debt financing of the Borrower or (ii) the loan is pari passu in the capital structure with other senior debt securities of the Borrower and CAMCO determines that the terms, conditions, covenants and collateral package of the senior debt securities are substantially similar to, or more favorable to the Fund than, other obligations of such Borrower. Church mortgage loans are generally arranged through private negotiations between a Borrower and one or more financial institutions, one of which may act as agent with primary responsibility for negotiating the terms of the loan and for ongoing administration of the loan. The discussions relating to interest rates and maturity, Borrowers and credit quality for church mortgage bonds, above, are applicable also to church mortgage loans.

Risks of Church Mortgage Bonds and Loans

There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for Borrowers.

Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. An economic downturn or a substantial increase in interest rates would adversely affect the value of the Fund’s holdings of these instruments, and thus of its shares and would limit the ability of the Fund to dispose of these instruments. Illiquid securities are also difficult to value, meaning that, to the extent the Fund invests in such instruments, the Fund’s calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale.

Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the Borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund’s net asset value per Share. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of church mortgage bonds and church mortgage loans and in the Fund’s net asset value.

In the event of bankruptcy, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the Borrower’s payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the church mortgage bond or church mortgage loan.

As with any fixed-rate instrument, when interest rates rise, the values of already-issued fixed income instruments generally decrease. Investors should be aware that this risk is present even with short-term instruments in which the Fund invests.

Real Estate Investment Trusts

A Fund may invest in debt or equity securities issued by real estate investment trusts (“REITs”), including REITs invested principally in mortgages of churches, colleges, schools and other non-profit organizations.  A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually 90% or more of its otherwise taxable income.  REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee simple ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Investments in REITs and real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate.  These risks include: declines in the value of real estate generally; changes in neighborhood or property appeal; environmental clean-up costs; condemnation or casualty losses; risks related to general and local economic conditions, over-building and competition; increases in property taxes and operating expenses; lack of availability of mortgage funds; high or extended vacancy rates; and rent controls or variations in rental income. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  A Fund’s investment in REITs is also subject to heavy cash flow dependency, defaults of tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Code, and failing to maintain exemption from the requirement to register under the 1940 Act.  Rising interest rates may cause REIT investors to demand a higher annual return, which may cause a decline in the prices of REIT securities. Rising interest rates also generally increase the costs of obtaining financing, which could make it more difficult for a REIT to meet its obligations. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors may elect to prepay, and such prepayment may diminish the yield on securities issued by those REITs. In addition, mortgage REITs may be affected by the borrowers’ ability to repay its debt to the REIT when due.  Equity REIT securities may be affected by the ability of tenants to pay rent. In addition, REITs may not be diversified.    Also, by investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Restricted and Illiquid Securities

A Fund may invest up to 15% of its net assets in illiquid securities.  If a Fund’s holdings of illiquid securities should exceed 15% of its net assets, it will take appropriate action to bring holdings down to 15% of its net assets within a reasonable time.  Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain OTC Options (as defined below), certain investment company securities, and certain restricted securities.  There may be undesirable delays in selling illiquid securities at a price representing their fair value.  Also, certain securities deemed to be illiquid may subsequently be determined to be liquid if they are found to satisfy relevant liquidity requirements.

Investments by the Funds in securities of other investment companies may be subject to restrictions regarding redemption.  In certain circumstances, to the extent a Fund owns securities of such a company in excess of 1% of that company’s total outstanding securities, such holdings by the Fund could be deemed to be illiquid and would be subject to the Fund’s 15% limit on illiquid investments.  (See “Investment Companies,” above.)

The foregoing limitations on restricted and illiquid securities do not apply to (1) commercial paper issued under Section 4(2) of the Securities Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act that are determined to be liquid by the applicable Adviser or money manager in accordance with guidelines approved by the Board.  These guidelines adopted by the Board for the determination of liquidity of 144A securities take into account trading activity and the nature of the market for such securities, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, a Fund’s holding of that security may be illiquid.

The expenses of registering restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A under the Securities Act) may be negotiated at the time such securities are purchased by a Fund.  When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted.  Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

The Board has adopted guidelines and delegated to CAMCO the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities.  The Board, however, retains oversight and is ultimately responsible for such determinations.  The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES

The policy of the Funds and their service providers is to protect the confidentiality of the Funds’ portfolio holdings and to prevent the selective disclosure of non-public information about those holdings. The Funds’ Board has adopted policies and procedures to implement this policy. These policies and procedures are designed to assure that any disclosure of information about Fund portfolio holdings is in the best interests of Fund shareholders and to address any conflicts that may exist between the interests of Fund shareholders and those of Fund service providers and their affiliates. Portfolio holding information may be disclosed only in accordance with these policies and procedures, with such exceptions as may be approved by the Funds’ Chief Compliance Officer.

The Funds may publicly disclose monthly their month-end portfolio holdings on their website, www.stewardmutualfunds.com.  The information for each month-end would generally be posted around the end of the following month.  A Fund may provide portfolio holdings information to Standard & Poor’s Corporation no earlier than it is made publicly available as provided above.  Additionally, each Fund is required by applicable regulations to report its complete portfolio holdings schedule quarterly with the SEC. The schedule is contained in annual and semi-annual reports on Form N-CSR filed for the second and fourth fiscal quarters and in reports filed on Form N-Q for the first and third fiscal quarters. These filings, which must be filed within 60 days of the close of each fiscal quarter of the Funds and are as of the close of each such quarter, may be viewed on the SEC’s website. Following or simultaneously with any such filing or other public disclosure, the Funds may make public a summary or list of completed purchases and sales, as of the date of the information contained in the relevant filing or public disclosure (“trade commentary”).

For legitimate business purposes -- for example, in the event of a merger or retention of a new adviser or sub-adviser -- disclosure of non-public information about Fund portfolio holdings may occasionally be determined by a Fund’s Chief Compliance Officer, in consultation with the Fund’s legal counsel, to be appropriate, provided any such disclosure is subject to a confidentiality agreement that includes provisions to prevent trading on non-public information.  Nothing in the Funds’ policies prevents disclosure of portfolio holdings information that may be required by applicable law or regulation.

A Fund or its authorized service provider may at any time distribute analytical data that does not identify any specific portfolio holding.

CAMCO’s trading desk may periodically distribute lists of investments held by its clients (including a Fund) to facilitate efficient trading of those investments and receipt of relevant research. CAMCO may also periodically distribute a list of issuers and securities that are covered by its research department as of a particular date, which may include securities held by a Fund or that are under consideration for a Fund. The list will not, however, indicate that a Fund owns or may own any security and will not identify Fund position sizes.

Whenever disclosure of portfolio holdings pursuant to a Funds’ policies and procedures would involve a conflict of interest between a Fund’s shareholders and CAMCO, the Funds’ distributor or any affiliated person of the Fund, CAMCO , or the distributor, such disclosure may not be made without the approval of a majority of the Fund’s independent directors upon a determination that the arrangement is in the best interest of the Fund’s shareholders. Neither a Fund nor CAMCO, the distributor or any affiliated person of a Fund, CAMCO or the distributor may enter into any arrangement to receive compensation or benefit of any kind for the disclosure of Fund portfolio holdings information.

The Funds’ Chief Compliance Officer is responsible for monitoring compliance with the Funds’ portfolio holdings disclosure policies and procedures and may request certifications from persons who have access to this information that their use of the information complies with the policies and with the terms of any applicable Confidentiality Agreement. The Chief Compliance Officer will report material violations to the Board, which will determine appropriate corrective action. The Board will review the Funds’ portfolio holdings disclosure policies and procedures at least annually to determine their continuing adequacy and that they continue to be in the best interests of the Funds and their shareholders.

The Board may impose additional restrictions on dissemination of information about a Fund’s portfolio holdings. A Fund’s policies and procedures regarding disclosure of Fund portfolio holdings may be waived, or exceptions permitted, only with consent of the Fund’s Chief Compliance Officer upon a determination that such waiver is consistent with best interests of the Fund and its shareholders.

INVESTMENT RESTRICTIONS

The Funds are subject to investment restrictions designed to reflect their cultural values screening policies.  In addition, each Fund has adopted the following investment restrictions, which are fundamental policies of the Fund (except as otherwise noted) and may not be changed without approval by vote of a majority of the outstanding shares of that Fund.  For this purpose such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Fundamental Investment Restrictions of Steward Large Cap Enhanced Index Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund and Steward Global Equity Income Fund

As a fundamental policy, each Fund has elected to be qualified as a diversified series of SFI.

Additionally, the Funds may not:

1.	borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
2.	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
4.	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;
5.
purchase or sell real estate, which does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each  Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities;
7.
make loans to other persons, except (i) loans of portfolio securities: and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a  Fund’s investment objective and policies may be deemed to be loans.

Fundamental Investment Restrictions of Steward Small-Mid Cap Enhanced Index Fund

As a fundamental policy, the Fund has elected to be classified as a diversified open-end series of CFSI.

Additionally, the Fund may not:

1.
borrow money, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
3.
concentrate its investments in a particular industry, as those terms are used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;
5.
purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities;
7.
make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans.

A Fund’s classification as a diversified series means, under currently applicable law,  that at least 75% of the value of the Fund’s assets will be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities with respect to which  the Fund will make no investment that would (a) cause more than 5% of its assets to be invested in the securities of a single issuer or (b) cause it to own more than 10% of the voting securities of a single issuer.

With respect to the foregoing restrictions regarding senior securities, borrowing and concentrating investments, the 1940 Act and regulatory interpretations of relevant provisions of that Act establish the following general limits.  Open-end registered investment companies, are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers.  For this purpose, the Funds’ issuance of separate series of shares (each Fund is a series of CSFI or SFI, as applicable) and the division of those series into separate classes (each of the Individual Class and Institutional Class is such a separate class)  are not considered to create senior securities.  Although borrowings could be deemed to be senior securities, the 1940 Act permits a Fund to borrow for temporary purposes only in an amount not exceeding 5 per cent of the value of its total assets at the time when the loan is made.  (A borrowing shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The 1940 Act also permits each Fund to borrow from a bank, provided that immediately after any such borrowing there is an asset coverage (including the proceeds of borrowings) of at least 300 per cent for all borrowings by the Fund, and in the event such asset coverage falls below 300 per cent, the Fund shall, within three days thereafter (not including  Sundays and holidays) or such longer time as the SEC may prescribe, reduce the amount of its borrowings so that asset coverage for such borrowings shall be at least 300 percent. Thus, a Fund may pledge, mortgage or hypothecate no more than one-third of its total assets to secure borrowings. The SEC has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund “covers” the agreements by establishing and maintaining segregated accounts. A Fund will not purchase additional securities while outstanding borrowings exceed 5 per cent of its total net assets.

With respect to concentration, the SEC staff takes the position that investment of 25% or more of a Fund’s total assets in any one industry or group of industries represents concentration.

With respect to the foregoing restrictions on making loans, a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of its total assets.  A Fund may invest without limit in repurchase agreements to the extent consistent with its investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements.  Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemptive order from the SEC.

An investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs as a result of an acquisition of securities, except that if asset coverage for borrowings falls below the required 300 percent, noted above, a Fund shall, within the time period noted above, reduce its borrowings so that such asset coverage will be at least 300 percent.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s investment objective and principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities CAMCO believes to be consistent with the Fund’s best interests.  During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

DIRECTORS AND EXECUTIVE OFFICERS

Leadership structure.  The Funds’ Board of Directors (“Board”) provides overall supervision of the affairs of the Funds.  The Chairman of the Board, Edward L. Jaroski, is an “interested person” of the Funds.  The other four directors are independent directors.  James F. Leary, an independent director, acts as “lead director” of the Board, with responsibility for coordinating the work of the independent directors, leading meetings of independent directors and assuring that the concerns of the independent directors are brought to the attention of the full Board and Fund management.  The Board believes that this leadership structure provides appropriate balance, capturing for the Funds’ Board the skills and expertise of Fund management and the diversity and independence of views of the outside directors.

Risk oversight.  The Funds’ service providers, including their investment adviser, principal underwriter, administrator, compliance services provider and transfer agent, provide day-to-day risk management of the Funds in their areas of responsibility.  The Board, with the assistance of the Funds’ Chief Compliance Officer, oversees the performance of these service providers, including their management of risks.  The Board and its Committees (see “Board Committees,” below) meet at least quarterly to review information concerning the Funds’ operations and performance, the broader securities markets, and other information relevant to their oversight responsibilities that, among other things, helps them to identify and monitor general and particular risks to the Funds.  The Board’s Committees focus on particular types of risks in their areas of responsibility.  It should be noted that not all risks to the Funds can be identified or controlled.  Moreover, certain risks are inherent in the Funds’ operations.  See, for example, investment risks described in the Funds’ Prospectus.

Qualifications of directors.  The Funds’ directors, in addition to meeting high standards of integrity and commitment, offer to the Funds a variety of experience relevant to oversight of the Funds, including, in the aggregate, responsible leadership experience in accounting, business operations, strategic planning, investment and service on boards of other entities.  In selecting candidates for directors, the Nominating Committee considers whether candidates meet high standards of personal and relevant professional experience and can bring diverse points of view to the Board. The Board believes that the directors’ backgrounds bring to the Board a combination of skills that permits them to objectively review, question and evaluate information provided to them by Fund management and to exercise effective business judgment in overseeing the Funds.  Their particular types of experience, as well as those of the Funds’ executive officers, are indicated by their occupations described in the following table.All persons named as directors serve in that capacity for both CSFI and SFI.

The names of the Funds are abbreviated as follows in the table below:

Steward Large Cap Enhanced Index Fund	(SLCEIF)
Steward Small-Mid Cap Enhanced Index Fund	(SSMCEIF)
Steward International Enhanced Index Fund	(SIEIF)
Steward Select Bond Fund	(SSBF)
Steward Global Equity Income Fund	(SGEIF)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director

Interested Director
Edward L. Jaroski* 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 63	Director, President & Chairman of the Board	SLCEIF From 2004 SSMCEIF From 1998 SIEIF From 2006 SSBF From 2004 SGEIF From 2008	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; President, CEO and Director of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-Present; President, CEO and Director of Roger H. Jenswold & Company, Inc. from March 2010-Present.	6	Trustee, Capstone Church Capital Fund; Director Theater Under The Stars
Independent Directors
John R. Parker 541 Shaw Hill Stowe, VT 05672 Age: 63	Director	SLCEIF From 2004 SSMCEIF From 1998 SIEIF From 2006 SSBF From 2004 SGEIF From 2008	Self-employed Investor Consultant	6	Trustee, Capstone Church Capital Fund

James F. Leary 15851 N. Dallas Parkway #500 Addison, TX 75001 Age: 79	Director	SLCEIF From 2004 SSMCEIF From 1998 SIEIF From 2006 SSBF From 2004 SGEIF From 2008	Financial Consultant; Managing Director of Benefit Capital Southwest (venture capital)	6	Director-Highland Funds Group; Director-Pacesetter Capital Group; Director-Homeowners of America Insurance Company since 2006; trustee, Capstone Church Capital Fund

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 49	Director	SLCEIF From 2004 SSMCEIF From 2003 SIEIF From 2006 SSBF From 2004 SGEIF From 2008	CEO/President of Freedom Stores, Inc. (retail stores)	6	Trustee, Capstone Church Capital Fund

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director
John M. Briggs 435 Williams Road Wynnewoood, PA 19096-1632 Age: 58	Director	SLCEIF From 2005 SSMCEIF From 2005 SIEIF From 2006 SSBF From 2005 SGEIF From 2008	CPA, Treasurer, Philadelphia Affiliate of the Susan G. Komen Breast Cancer Foundation since February, 2005; formerly Partner of Briggs, Bunting & Dougherty, LLP, a registered public accounting firm..	6	Director-Healthcare Services Group, Inc.; trustee, Capstone Church Capital Fund

Executive Officers

Howard S. Potter 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 57	Sr. Vice President	SLCEIF From 2004 SSMCEIF From 1998 SIEIF From 2006 SSBF From 2004 SGEIF From 2008	Executive Vice President and Portfolio Manager of Capstone Asset Management Company and Capstone Financial Services, Inc.	N/A	None

John R. Wolf 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 47	Sr. Vice President	SLCEIF From 2004 SSMCEIF From 1998 SIEIF From 2006 SSBF From 2004 SGEIF From 2008	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company.	N/A	None

Scott Wynant 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 54	Sr. Vice President	SLCEIF From 2008 SSMCEIF From 2008 SIEIF From 2008 SSBF From 2008 SGEIF From 2008
Sr. Vice President of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-present; Senior Vice President of Roger H. Jenswold & Company, Inc. from March 2010-Present; Executive Vice President of AG Financial Wealth Management Solutions, LLC from April 1997 – August 2008. Officer of other Capstone Funds.
				N/A	Director of Convoy of Hope Since 2003

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director
Richard A. Nunn 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 64	Sr. Vice President, Secretary, and Chief Compliance Officer	SLCEIF From 2004 SSMCEIF From 2004 SIEIF From 2006 SSBF From 2004 SGEIF From 2008
Senior Vice President, Chief Compliance Officer and Secretary of Capstone Asset Management Company; Senior Vice President and Secretary of Capstone Financial Services, Inc.; Senior Vice President and Secretary of Capstone Asset Planning Company; Senior Vice President, Chief Compliance Officer and Secretary of Capstone Financial Solutions, LLC from November 2008 – Present; Secretary of CFS Consulting Services, LLC from November 2008-Present; Senior Vice President, Chief Compliance officer and Secretary of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, 2000-present.
				N/A	None

Kimberly Wallis McLaney 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 42	Asst. Vice President Compliance; also, since August 24, 2006, Asst. Secretary	SLCEIF From 2004 SSMCEIF From 2004 SIEIF From 2006 SSBF From 2004 SGEIF From 2008
Asst. Vice President Compliance and Assistant Secretary of Capstone Asset Management Company and Capstone Financial Services, Inc.; Vice President Compliance, Chief Compliance Officer and Assistant Secretary of Capstone Asset Planning Company, Asst. Vice President Compliance and Asst. Secretary of Capstone Financial Solutions, LLC from November 2008 - Present; Assistant Secretary of CFS Consulting Services, LLC from November 2008 – Present; Asst. Vice President Compliance and Asst. Secretary of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds.
				N/A	None

Carla Homer 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 50	Treasurer and Principal Financial Accounting Officer	SLCEIF From 2004 SSMCEIF From 2004 SIEIF From 2006 SSBF From 2004 SGEIF From 2008
Treasurer of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; Treasurer of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008 – Present; Treasurer of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds.
				N/A	None

_________________________

*	Mr. Jaroski is an “interested person” of CSFI and SFI, as defined in the Investment Company Act of 1940, as amended, because of his position with CAMCO and the Distributor.
**	Mr. Melley is married to the sister of Mr. Jaroski’s wife.

Board Committees

The Funds have four committees that report to the Board of Directors.  Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent directors.  Each of the Valuation and Investment Review Committee and the Compliance Committee is comprised exclusively of members of the Board.  Following is a description of each of the committees:

Audit Committee - The purpose of this Committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Funds, and, as appropriate, the internal controls of certain service providers to the Funds; to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and to act as a liaison between the Funds’ independent auditors and the full Boards.  The Committee approves the appointment and compensation of the Funds’ auditors and evaluates their independence.  It also pre-approves audit and non-audit services provided to the Funds and non-audit services provided to certain service providers by the auditor.  The Committee is composed entirely of independent members of the Board of Directors of the Funds.  Current Committee members are: John M. Briggs, Chairman; Leonard Melley, James Leary and John R. Parker.  The Committee met five (4) times during the fiscal year ended April 30, 2010.

Compliance Committee - The purpose of this Committee is to oversee management’s implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures.  Current Committee members are: Leonard B. Melley, Jr., Chairman; James F. Leary, Edward L. Jaroski, John R. Parker and John M. Briggs.  The Committee met four (4) times during the fiscal year ended April 30, 2010.

Nominating/Corporate Governance - The purpose of this Committee is to select and nominate independent directors to the Board, to nominate members for other Board Committees, and to evaluate and enhance the effectiveness of the Board in its role in governing the Funds and overseeing the management of the Funds.  The Committee is composed entirely of independent members of the Board of the Funds.  Current Committee members are: James F. Leary, Chairman; John R. Parker, Leonard B. Melley, Jr. and John M. Briggs.  The Committee met four (4) times during the fiscal year ended April 30, 2010.  The Committee will not consider nominees recommended by shareholders.

Valuation and Investment Review Committee - The purpose of this Committee is to oversee management’s implementation of internal controls and procedures relating to the valuations placed on the securities of the Funds, to review and confirm the implementation of changes intended to improve performance, and to evaluate Fund performance.  Current Committee members are: John R. Parker, Chairman; Edward L. Jaroski, Leonard B. Melley, Jr., James F. Leary and John M. Briggs..  The Committee met four (4) times during the fiscal year ended April 30, 2010.

The following table provides information about the directors’ ownership of securities in the Funds and in the total Fund Complex.

Directors	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director/Trustee in Capstone Family of Funds*
Interested Director:
Edward L. Jaroski	To be Provided

John M. Briggs	To be Provided
James F. Leary
Leonard B. Melley, Jr.
John R. Parker

*	Information provided as of August 9, 2010

As of August 9, 2010, the independent directors, and/or any of their immediate family members, did not own any securities issued by CAMCO or the Funds’ principal underwriter or any company controlling, controlled by or under common control with those entities.

The directors and officers of the Funds as a group own less than one percent of the outstanding shares of any Fund.  Each independent director serves as a director or trustee on the boards of the registered investment companies comprising the Fund Complex.  The independent directors/trustees are entitled to $2,500 per Board meeting attended and are paid an annual retainer of $11,000.  The Lead Director is paid additional $3,000 for serving the Fund Complex.  All fees received by the directors/trustees are allocated among the portfolios in the Fund Complex based on net assets.  The directors/trustees and officers of the registered investment companies comprising the  Fund Complex are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees.

The following table represents the compensation received by the independent directors/trustees during the Funds’ fiscal year ended April 30, 2010 from the Capstone Funds complex.  Mr. Jaroski, the sole non-independent director of funds in the Capstone Funds complex, including the Funds, and officers of those funds do not receive compensation from the Funds.

Name of Person, Position	Aggregate Compensation from Funds(3)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors/Trustees(4)
James F. Leary, Director/Trustee(1)(2)	$21,546	$0	$0	$24,000
John R. Parker, Director/Trustee(1)(2)	$18,855	$0	$0	$21,000
Leonard B. Melley, Director/Trustee(1)(2)	$18,855	$0	$0	$21,000
John M. Briggs(1)(2) Director/Trustee	$18,855	$0	$0	$21,000

(1)	Director of SFI.
(2)	Director of CSFI.
(3)	Compensation received by independent directors from SFI and CSFI is allocated among the portfolios in the Fund Complex based on net assets.
(4)	The Fund Complex consists of SFI, CSFI and Capstone Church Capital Fund (“CCCF”). SFI has 4 portfolios, CSFI has 1 portfolio and CCCF has 1 portfolio.

Control Persons and Principal Holders of Securities

The following table sets forth information concerning each person who, to the knowledge of the Funds, owned beneficially or of record more than five percent of each Fund’s common stock as of June 17, 2010:

		Percent of the Class
		Total Assets Held by
Fund/Class	No. of Shares	The Shareholder
STEWARD LARGE CAP ENHANCED INDEX FUND IND
National Financial Services Corp Attn Mutual Funds Department 5th Floor, 200 Liberty St One World Financial Center New York, NY 10281	585,502.636	76.18%

STEWARD LARGE CAP ENHANCED INDEX FUND INST

National Financial Services Corp Attn Mutual Funds Department 5th Floor, 200 Liberty St One World Financial Center New York, NY 10281	3018767.966	52.48%
TD Ameritrade Trust Company 00PAS PO Box 17748 Denver, CO 80217	2,441,236.380	42.44%

STEWARD SELECT BOND FUND IND
National Financial Services Corp Attn Mutual Funds Department 5th Floor, 200 Liberty St One World Financial Center New York, NY 10281	460,894.835	78.81%

STEWARD SELECT BOND FUND INST
National Financial Services Corp Attn Mutual Funds Department 5th Floor, 200 Liberty St One World Financial Center New York, NY 10281	2,862,983.652	59.54%

TD Ameritrade Trust Company 00PAS PO Box 17748 Denver, CO 80217	1,826,963.660	37.99%

STEWARD INTERNATIONAL ENHANCED INDEX FUND IND
National Financial Services Corp Attn Mutual Funds Department 5th Floor, 200 Liberty St One World Financial Center New York, NY 10281	403,456.512	89.10%

STEWARD INTERNATIONAL ENHANCED INDEX FUND INST
National Financial Services Corp Attn Mutual Funds Department 5th Floor, 200 Liberty St One World Financial Center New York, NY 10281	1,939,551.414	40.08%

TD Ameritrade Trust Company
00PAS
PO Box 17748
Denver, CO 80217

MMATCO LLP
Nominee for MMA Trust Company
PO Box 483
1110 North Main Street
Goshen, IN 46528

Mennonite Foundation
PO Box 483
1110 North Main Street
Goshen, IN 46528

	1,624,216.528 776,734.240 440,839.516	33.56% 16.05% 9.11%

STEWARD GLOBAL EQUITY INCOME FUND IND
National Financial Services Corp Attn Mutual Funds Department 5th Floor, 200 Liberty St One World Financial Center New York, NY 10281	437,727.879	96.98%

STEWARD GLOBAL EQUITY INCOME FUND INST
TD Ameritrade Trust Company 00PAS PO Box 17748 Denver, CO 80217	1,811,327.514	51.64%

National Financial Services Corp Attn Mutual Funds Department 5th Floor, 200 Liberty St One World Financial Center New York, NY 10281	1,662,611.871	47.40%

STEWARD SMALL-MID CAP ENHANCED INDEX FUND IND

National Financial Services Corp Attn Mutual Funds Department 5th Floor, 200 Liberty St One World Financial Center New York, NY 10281	741,665.350	22.99%

STEWARD SMALL-MID CAP ENHANCED INDEX FUND INST

TD Ameritrade Trust Company 00PAS PO Box 17748 Denver, CO 80217	2,629,050.634	50.32%

National Financial Services Corp Attn Mutual Funds Department 5th Floor, 200 Liberty St One World Financial Center New York, NY 10281	2,574,278.374	49.28%

Adviser and Administrator

Capstone Asset Management Company was formed in 1982 as a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”).  CFS is controlled by Mr. Edward Jaroski  director and officer of the Funds, respectively.  CAMCO is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057.  CAMCO provides investment management services to pension and profit sharing accounts, corporations and individuals, and serves as investment adviser and/or administrator to six registered investment company portfolios.  CAMCO manages over $3.3 billion in assets.

CAMCO acts as investment adviser to each of the Funds pursuant to investment advisory agreements (“CAMCO Agreements”). The CAMCO Agreement with respect to Steward Small-Mid Cap Enhanced Index Fund, originally effective May 11, 1992, was revised to lower total fees, effective March 1, 2006 and again, effective April 1, 2008.  The effective dates of each of the other CAMCO Agreements are:  Steward Large Cap Enhanced Index Fund and Steward Select Bond Fund, October 1, 2004; Steward International Enhanced Index Fund, February 28, 2006 and Steward Global Equity Income Fund, April 1, 2008.

Each CAMCO Agreement provides that CAMCO shall have full discretion to manage the assets of each particular Fund in accordance with its investment objective and policies and the terms of its Articles of Incorporation.  CAMCO is authorized, with the consent of the directors, to engage sub-advisers for certain of the Funds, although it does not currently do so.  CAMCO has sole authority to select broker-dealers to execute transactions for the Funds, subject to the reserved authority of the directors to designate particular broker-dealers for this purpose.  CAMCO will vote proxies on portfolio securities on behalf of the Funds, subject to any guidelines that may be established by the directors from time to time.  (See Appendix A for current guidelines.)

For its services, CAMCO receives investment advisory fees monthly, in arrears, from the Funds at the following annual rates, which are applied to the aggregate average daily net assets of each Fund.

Annual Fee rate as a percentage of average daily net assets:

Steward Large Cap Enhanced Index Fund	Steward Select Bond Fund
0.15%of the first $500 million	0.25% of the first $500 million
0.125% of the next $500 million	0.20% of the next $500 million
0.10% of assets over $1 billion	0.175% of assets over $1 billion

Steward Small-Mid Cap Enhanced Index Fund*
0.15% on assets up to $500 million
0.125% - $500,000,001 - $1 billion
0.10% on assets over $1 billion-

Steward International Enhanced Index Fund	Steward Global Equity Income Fund
0.30% of the first $500 million	0.30% of the first $500 million
0.25% of the next $500 million	0.25% of the next $500 million
0.20% of assets over $1 billion	0.20% of assets over $1 billion

Each CAMCO Agreement, after an initial term of up to two years, remains in effect thereafter from year to year, provided the renewal of an agreement as to a Fund is specifically approved (a) by the Fund’s Board or by vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose.  Each of the CAMCO Agreements may be terminated as to a Fund (a) at any time without penalty by the Fund upon the vote of a majority of the directors or, by vote of the majority of that Fund’s outstanding voting securities, upon 60 days’ written notice to CAMCO or (b) by CAMCO at any time without penalty, upon 90 days’ written notice to the Fund (60 days for the CAMCO Agreement with Steward Small-Mid Cap Enhanced Index Fund )  Each such agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Total dollar amounts paid by each Fund to CAMCO under the CAMCO Agreements for the last three fiscal years, or since inception within the last three years, are as follows:

STEWARD FUNDS	Advisory Fee	Administrative Fee

Small-Mid Cap Enhanced Index Fund(a)	To be Provided	To be Provided
Year Ended April 30, 2010 Year Ended April 30, 2009	$ $115,123	$ $55,720
Year Ended April 30, 2008	$198,103	$33,420

Large Cap Enhanced Index Fund(b) Year Ended April 30, 2010	To be Provided	To be Provided
Year Ended April 30, 2009	$175,850	$85,195
Year Ended April 30, 2008	$137,023	$68,508

Select Bond Fund Year Ended April 30, 2010	To be Provided	To be Provided
Year Ended April 30, 2009	$365,699	$106,709
Year Ended April 30, 2008	$273,715	$82,116

International Enhanced Index Fund(c) Year Ended April 30, 2010	To be Provided	To be Provided
Year Ended April 30, 2009	$203,575	$49,357
Year Ended April 30, 2008	$116,742	$29,189

Global Equity Income Fund Year Ended April 30, 2010	To be Provided	To be Provided
Year Ended April 30, 2009	$206,291	$49,979
Period Ended April 30, 2008(d)	$17,676	$4,419

(a) Formerly Steward Small-Cap Equity Fund.
(b) Formerly Steward Domestic All-Cap Equity Fund.
(c) Formerly Steward International Equity Fund.
(d) For the period from April 1, 2008 (commencement of operations) through April 30, 2008

Pursuant to each CAMCO Agreement, CAMCO pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Funds (including the Funds’ share of payroll taxes), except expenses of travel to attend meetings of the Funds’ Board or committees or advisers to the Board.  CAMCO also agrees to make available, without expense to the Funds, the services of its directors, officers and employees who serve as officers of the Funds.

Each CAMCO Agreement provides that CAMCO shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CAMCO in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the CAMCO Agreement, and that  CAMCO shall not be liable for the acts of third parties.

Portfolio Managers

The principal portfolio managers for the Steward Funds and the dollar range of their ownership of shares in each Fund are indicated in the following table:

Name of Fund	Portfolio Managers	Dollar Range of Equity Securities in Fund Beneficially Owned
Steward Large Cap Enhanced Index Fund	John Wolf	$50,001-$100,000
Steward Select Bond Fund	Howard Potter	$0
Steward Small-Mid Cap Enhanced Index Fund	John Wolf	$50,001 - $100,000
Steward International Enhanced Index Fund	John Wolf	$10,0001 – $50,000
Steward Global Equity Income Fund	John Wolf	$10,001 - $50,000

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by each portfolio manager named in the foregoing table is indicated in the following table. None of these portfolio managers manages any pooled investment vehicles other than registered investment companies. {To be updated by Amendment}

Portfolio Manager	Number of Registered Investment Companies	Assets under management (in millions)	Number of Private Accounts	Assets under management (in millions)	Total Assets (in millions)
John Wolf
Howard Potter

None of the accounts managed by these portfolio managers has a performance based investment advisory fee.  Due to the nature of these Funds’ investments, no material conflicts of interest arise by virtue of the fact that these portfolio managers manage other accounts and more than one Fund, as listed above.  The compensation of each of these portfolio managers is derived approximately 75% from base salary and 25% from CAMCO’s profit sharing plan.  The portfolio managers participate in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

Administration, Compliance Services and Master Services Agreements

Pursuant to Administration Agreements effective October 1, 2004 as to Steward Large Cap Enhanced Index Fund and Steward Select Bond Fund, and December 27, 2005 as to Steward International Enhanced index Fund and Steward Global Equity Income Fund, CAMCO supervises all aspects of the Funds’ day-to-day operations.  CAMCO provides similar services to Steward Small-Mid Cap Enhanced Index Fund pursuant to the investment advisory agreement with that Fund, as amended.  (See “Adviser and Administrator,” above.)  CAMCO oversees the performance of administrative and professional services to the Funds by others; provides office facilities; prepares reports to shareholders and the SEC; and provides personnel for supervisory, administrative and clerical functions.  Except as noted below, the costs of these services are borne by CAMCO.  For these services, pursuant to amendments to each Administration Agreement effective April 1, 2008, CAMCO receives a monthly fee from the Funds calculated at the annual rate of 0.075% on the first $500 million of the Funds’ aggregate average daily net assets.  The rate declines to 0.03% of aggregate average daily net assets in excess of $500 million.  These fees are allocated among the Funds based on their relative net assets.  Prior to April 1, 2008, CAMCO received a fee from each Fund, calculated daily and payable monthly in arrears, equal to an annual rate of 0.075% of the first $500 million of the Fund’s average daily net assets and 0.06% on the next $500 million of such assets and 0.05% on such assets above $1.0 billion.

Pursuant to a Compliance Services Agreement, effective May 1, 2010, CAMCO provides regulatory compliance services to the Funds, including implementation of policies and procedures reasonably designed to prevent the Funds from violating federal securities laws and including oversight of compliance by the Funds' investment adviser, principal underwriter, administrator and transfer agent.  For these services, each Fund pays CAMCO at the end of each month a fee at the annual rate of 0.025% of the average daily net assets of the Fund.

Pursuant to a master services agreement with SFI and CSFI, Citi Global Transaction Services (“Citi”) provides transfer agency, fund accounting, financial administration and certain other services to each Fund.  The Funds paid the following fees to Citi for transfer agency and accounting for the periods indicated.

STEWARD FUNDS	Transfer Agent Fees	Accounting Fees

Small-Mid Cap Enhanced Index Fund(a)
Year Ended April 30, 2010 Year Ended April 30, 2009	To be Provided $88,839	To be Provided $97,723
Year Ended April 30, 2008	$101,066	$54,189

Large Cap Enhanced Index Fund(b)
Year Ended April 30, 2010 Year Ended April 30, 2009	To be Provided $48,364	To be Provided $103,749
Year Ended April 30, 2008	$37,418	$113,133

Select Bond Fund
Year Ended April 30, 2010 Year Ended April 30, 2009	To be Provided $48,219	To be Provided $124.652
Year Ended April 30, 2008	$37,256	$99,764

International Enhanced Index Fund(c)
Year Ended April 30, 2010 Year Ended April 30, 2009	To be Provided $29,282	To be Provided $59,452
Year Ended April 30, 2008	$24,689	$42,201

Global Equity Income Fund
Year Ended April 30, 2010 Year Ended April 30, 2009	To be Provided $21,649	To be Provided $54,878
Period Ended April 30, 2008(d)	$2,800	$6,008

(a)Formerly Steward Small-Cap Equity Fund.
(b)Formerly Steward Domestic All-Cap Equity Fund.
(c)Formerly Steward International Equity Fund.
(d)For the period from April 1, 2008 (commencement of operations) through April 30, 2008.

Consultant

The Board has retained CFS Consulting Services, LLC (“CCS”) as a consultant to the Board regarding the Funds’ values-based investing.  CCS is a subsidiary of Capstone Financial Services, Inc., parent of CAMCO.  For these services to the Board, CCS receives fees from the Funds, based on their aggregate average daily net assets, at the maximum annual rate of 0.10% of the first $200 million of such assets, 0.075% of the next $200 million, 0.06% of the next $200 million, 0.05% of the next $400 million and 0.04% of aggregate assets over $1 billion.  Fees paid to CFS (including its predecessor, Steward Funds Consulting) during each of the past three fiscal years of the Funds were as follows:

Period Ended	Amount of fee
April 30, 2010	To be Provided
April 30, 2009	$373,663
April 39, 2008	$251,241

The Board, in consultation with CCS, has sole responsibility for approving the list of companies whose securities are prohibited investments for the Funds, for approving any changes to such list, and for assuring that such list and any such changes are provided to CAMCO.  Subject to these investment prohibitions, CAMCO has sole responsibility for determining which securities a Fund will buy, sell or hold.

Expenses

Each Fund and class pays all of its expenses and its allocated share of the expenses of CSFI or SFI, as applicable, that are not borne by CAMCO pursuant to the CAMCO Agreements or Administration Agreements including, but not limited to, such expenses as (i) advisory and administrative fees, (ii) fees under the Funds’ Service and Distribution Plans and Administrative Services Plans (see “Distributor,” below) and fees to CCS for its services to the Board, (iii) fees for state filings and for legal, auditing, fund accounting, transfer agent, dividend disbursing, and custodian services, (iv) the expenses of registration, issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to CSFI or SFI, as applicable, (vii) the cost of reports and notices to shareholders,  (viii) fees to Fund directors and salaries of officers or employees who are not affiliated with CAMCO, if any, and (ix) travel expenses (or an appropriate portion thereof) of Fund directors and officers who are directors, officers or employees of CAMCO to the extent that such expenses relate to attendance at meetings of the Funds’ Board of Directors or any committees thereof or advisers thereto

The expenses allocable to each Fund and each class of shares are accrued daily and are deducted from total income before dividends are paid.  Fund expenses, as well as a Fund’s share of  expenses of CSFI or SFI, as applicable, are generally allocated between classes based on their respective net asset values.  Individual Class expenses pursuant to the Service and Distribution Plan and the Administrative Services Plan (see “Distributor,” below) are borne by Individual Class shares, and the directors may determine that other expenses are specific to a particular class and should be allocated to that class.

Distributor

Capstone Asset Planning Company (the “Distributor”), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Funds’ shares pursuant to  written agreements with respect to each Fund. The Distributor has the exclusive right (except for distributions of shares directly by the Funds) to distribute shares of the Funds in a continuous offering through affiliated and unaffiliated dealers.  The Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public.  The Distributor is not obligated to sell any stated number of shares.  Except to the extent otherwise permitted by the applicable Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising.

Edward L. Jaroski is President and a director of the Funds and is President and a director of CAMCO and of the Distributor.  Certain other officers of the Company are also officers of CAMCO, the Distributor, and their parent, Capstone Financial Services.

The Distribution Agreement as to each Fund, after an initial two-year term, is renewable from year to year if approved in each case (a) by the  Board of CSFI or SFI, as applicable, or by a vote of a majority of the Fund’s outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party, by vote cast in person at a meeting called for such purpose.  The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

CSFI and SFI have each adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for each applicable Fund’s Individual Class shares, which permits each Fund, out of assets attributable to its Individual Class shares,  to compensate the Distributor for  services in connection with the distribution of the Individual Class shares and for the provision of certain services to Individual Class shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, “Service Organizations”) to obtain various distribution-related and/or administrative services for the Funds.  These services also include, among other things, processing new shareholder account applications, preparing and electronically transmitting to the Funds’ Transfer Agent information regarding all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.  The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds.  In addition, the Plan authorizes Individual Class shares of each Fund to bear the cost of preparing, printing and distributing Fund prospectuses and Statements of Additional Information to prospective Individual Class investors and of implementing and operating the Plan.

Under the Plan, payments are made to the Distributor at an annual rate of 0.25% of the average net assets of Individual Class shares of each Fund.  Subject to these limits, the Distributor may reallow amounts up to 0.25% of Individual Class net assets to Service Organizations (which may include the Distributor itself), such reallowances to be at an annual rate of 0.25% based on the average net asset value of Individual Class shares of that Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated will be retained by the Distributor.  The Distributor collects the fees under the Plan on a monthly basis.

Rule 12b-1 requires that the Plan and related agreements have been approved by a vote of the  Board of CSFI and SFI and by a vote of the directors who are not “interested persons” of  CSFI or SFI, as defined under the 1940 Act, and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the “Plan Directors”).  The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved at least annually by a majority of the directors, including a majority of the Plan Directors.  In determining whether to adopt or continue the Plan, the directors must request and evaluate information they believe is reasonably necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the applicable Fund and the shareholders of the applicable class.  Any change in the Plan that would materially increase the distribution expenses to be paid by a class requires approval by shareholders of the affected class, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

As required by Rule 12b-1, the directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures.  The Plan and related agreements may be terminated with respect to one or more Funds or classes at any time by a vote of the Plan Directors or by vote of a majority of the outstanding voting securities of each such Fund or class.  As required by Rule 12b-1, selection and nomination of disinterested directors for CSFI and SFI is committed to the discretion of the directors who are not “interested persons” as defined under the 1940 Act.

The amounts paid to the Distributor and reallowed by the Distributor to other Service Organizations by each Fund during its past fiscal year ended April 30, 2010, were as follows:

	Total 12b-1 Fees Paid	Amount Retained by Distributor	Amount Paid to Other Service Organizations

Steward Large Cap Enhanced Index Fund	To be Provided
Steward Select Bond Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward International Enhanced Index Fund
Steward Global Equity Income Fund

The Distributor incurred expenses in excess of the amounts stated above.  Amounts retained by the Distributor were used for the following expenses:

Salaries/Benefits/Taxes
Rent
Telephone
Systems Equipment
Postage and Delivery

Effective April 1, 2008, each Fund has also adopted an Administrative Services Plan with respect to its Individual Class shares.  The Administrative Services Plan provides that each Fund, out of assets attributable to its Individual Class shares, shall compensate CAPCO to cover the costs of payments to certain third-party shareholder service providers related to the administration of group accounts in which Fund shareholders participate.  This fee, which is borne by each Fund’s Individual Class, is limited, on an annual basis, to 0.10% of the average daily net assets of the Individual Class.  The fee is in addition to fees payable by each Fund’s Individual Class pursuant to the Service and Distribution Plan.

The amounts paid to CAPCO and paid out by  CAPCO pursuant to the Administrative Services Plan for the periods indicated are:

Individual Class	Total Administrative Services Fees Paid	Amount Received by CAPCO	Amount Paid to by CAPCO to Other Service Providers

Steward Large Cap Enhanced Index Fund
Year ended April 30, 2010	To Be Provided
Year ended April 30, 2009	$12,761	$12,761	$12,761
Period ended April 30, 2008	$1,225	$1,225	$1,225
Steward Select Bond Fund
Year ended April 30, 2010	To Be Provided
Year ended April 30, 2009	$10,829	$10,829	$10,829
Period ended April 30, 2008	$972	$972	$972
Steward Small-Mid Cap Enhanced Index Fund
Year ended April 30, 2010	To Be Provided
Year ended April 30, 2009	$4,929	$4,929	$4,929
Period ended April 30, 2008	$3,114	$3,114	$3,114
Steward International Enhanced Index Fund
Year ended April 30, 2010	To Be Provided
Year ended April 30, 2009	$6,803	$6,803	$6,803
Period ended April 30, 2008	$489	$489	$489
Steward Global Equity Income Fund
Year ended April 30, 2010	To Be Provided
Year ended April 30, 2009	$10,079	$10,079	$10,079
Period ended April 30, 2008	$323	$323	$323

PORTFOLIO TRANSACTIONS AND BROKERAGE

CAMCO is responsible for the placement of portfolio business and the negotiation of the commissions paid on the Funds’ securities transactions.  It is the policy of CAMCO to seek the best security price or “best execution” available with respect to each transaction.  In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker.  CAMCO seeks the best security price at the most favorable commission rate.  In selecting dealers and in negotiating commissions, CAMCO considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Funds or CAMCO.  In addition, CAMCO may cause a Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction, subject to certain guidelines promulgated by the Securities and Exchange Commission (“SEC”) from time to time.  Such higher commission may be paid if CAMCO  determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or CAMCO’s overall responsibilities to the particular Fund and to CAMCO’s other clients.  Such research services must provide lawful and appropriate assistance to CAMCO in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

CAMCO places portfolio transactions for other advisory accounts including other investment companies.  Research services furnished by firms through which a Fund effects securities transactions may be used by CAMCO in servicing all of its accounts.  Therefore, not all of such services may be used by CAMCO in connection with that Fund.  CAMCO has arrangements to receive research only with respect to accounts for which it exercises brokerage discretion.  Many of CAMCO’s clients have not granted CAMCO brokerage discretion and, therefore, any research services received as a result of paying commissions in excess of the amount another broker might have charged are subsidized by accounts that have granted CAMCO such discretion.  Other research received, although not by a specific arrangement, may also be used by CAMCO in providing service to other accounts, including one or more Funds.  In the opinion of CAMCO, the benefits from research services to each of the accounts (including the Funds) managed by CAMCO cannot be measured separately.  CAMCO seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund.  In making such allocations among a Fund and other advisory accounts, the main factors considered by CAMCO are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

The Funds paid the following commissions during their three most recent fiscal years, or since inception if less:

STEWARD FUNDS	Commissions Paid(a)	Approximate Percent Paid to Brokers who Furnished Research Services
Small-Mid Cap Enhanced Index Fund
Year Ended April 30, 2010 – {To Be Provided} Year Ended April 30, 2009	$202,529	100%
Year Ended April 30, 2008	$147,487	100%
Year Ended April 30, 2007	$27,860	98%

Large Cap Enhanced Index Fund
Year Ended April 30, 2010 – {To Be Provided} Year Ended April 30, 2009	$120,315	100%
Year Ended April 30, 2008	$171,079	100%
Year Ended April 30, 2007	$25,746	100%

Select Bond Fund Year Ended April 30, 2010 – {To Be Provided}
Year Ended April 30, 2009	(b)	N/A
Year Ended April 30, 2008	(b)	N/A
Year Ended April 30, 2007	(b)	N/A

International Enhanced Index Fund Year Ended April 30, 2010 – {To Be Provided}
Year Ended April 30, 2009	$31,988	100%
Year Ended April 30, 2008	$64,439	100%
Year Ended April 30, 2007	$18,293	99%

Global Equity Income Fund Year Ended April 30, 2010 – {To Be Provided}
Year Ended April 30, 2009	$64,372	100%
Period Ended April 30, 2008(c)	$61,892	100%

(a) No commissions were paid to affiliated brokers.
(b) Steward Select Bond Fund did not pay commissions but instead paid bid/offer spreads pursuant to negotiated prices on substantially all transactions.
(c) For the period from April 1, 2008 (commencement of operations) through April 30, 2008.

During the fiscal year ended April 30, 2010, the following Steward Funds directed brokerage transactions to the listed brokers that provided research services. {To be Provided}

At April 30, 2010, the following Steward Funds owned securities of broker dealers (or its parent, as applicable) that were among the top ten broker dealers for each Fund that executed transactions either as agent or principal or were among the top ten dealers selling each Fund’s shares during the period noted:  {To Be Provided}

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year by the monthly average value of the portfolio securities owned by the Fund during the past 13 months.  For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.  Significant variations in the portfolio turnover rate for a Fund are generally primarily attributable to market volatility and duration of portfolio investments.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities.  (See “Taxes,” below.)

A Fund’s portfolio securities may be turned over whenever necessary or appropriate in the opinion of the Fund’s management to seek the achievement of the basic objective of the Fund.  The Funds do not intend to invest to obtain control of portfolio companies.

The turnover rate of Steward Small-Mid Cap Enhanced Index Fund’s portfolio was ____% for the fiscal year ended April 30, 2010 and 33% for April 30, 2009 and 72% for the fiscal year ended April 30, 2008. The higher portfolio turnover ratio for the fiscal year ended April 30, 2008 was due to the change of the investment objective of Steward Small-Mid Cap Enhanced Index Fund and the substantially increased shareholder activity during the period.

The turnover rate of Steward Large Cap Enhanced Index Fund’s portfolio was ____% for the fiscal year ended April 30, 2010 and 23% for April 30, 2009 and  74% for the fiscal year ended April 30, 2008. The higher portfolio turnover for the fiscal year ended April 30, 2008 was due to the change of the investment objective of Steward Large Cap Enhanced Index Fund and the substantially increased shareholder activity during the period.

The turnover rate of Steward International Enhanced Index Fund’s portfolio was ______% for the fiscal year ended April 30, 2010 and 5% for the fiscal year ended April 30, 2009 and 20% for the fiscal year ended April 30, 2008.The higher portfolio turnover for the fiscal year ended April 30, 2008 was due to the change of the investment objective of Steward International Enhanced Index Fund and the substantially increased shareholder activity during the period.

The turnover rate of Steward Global Equity Income Fund’s portfolio was ____% for the period ended April 30, 2010 and 28% for the fiscal year ended April 30, 2009 0% for the period from April 1, 2008 (commencement of operations) through April 30, 2008.

The turnover rate of Steward Select Bond Fund’s portfolio was ____% for the fiscal year ended April 30, 2010 and 39% for the fiscal year ended April 30, 2009 and 36% for the fiscal year ended April 30 2008.

Personal Trading Policies

The Funds, CAMCO and the Distributor have adopted written Codes of Ethics under Rule 17j-1 under the 1940 Act.  Consistent with requirements of that Rule, the Codes permit persons subject to the Codes to invest in securities, including securities that may be purchased by the Funds, provided that they obtain prior clearance before engaging in such transactions, subject to certain exceptions.

Proxy Voting Policies and Procedures

The Boards of CSFI and SFI have approved the proxy voting policies and procedures of CAMCO as the policies and procedures to be used in voting proxies on securities held by the Funds. Copies of the CAMCO proxy voting policies and procedures are attached as Exhibit A to this Statement of Additional Information.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, such as issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings.  Subject to the supervision and oversight of the Proxy Voting Committee, and the authority of the Proxy Voting Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.  Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Administrator is obligated to request additional direction from the Committee.  The Proxy Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.

Shareholders may obtain information on how proxies were voted during the most recent 12-month period ended June 30 for Funds in which they hold shares, by calling (toll-free) 1-800-262-6631, and on the SEC’s website at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price for shares of each class of a Fund is the per share net asset value (“NAV”) for that class that is next determined after an investor’s purchase or sale order is received by the Fund, transfer agent or authorized dealer.  NAV is generally calculated as of the close of regular trading on the New York Stock Exchange (“Exchange”), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time.  The Funds do not price their shares on days the Exchange is closed for trading -- normally, weekends, national holidays and Good Friday.  In addition to days the Exchange is closed for trading, Steward Select Bond Fund does not price its shares on days the bond markets are closed for trading.  Such additional days are normally Columbus Day and Veteran’s Day.  NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing securities traded on the NASDAQ market, at the NASDAQ Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in accordance with policies and procedures adopted by the Board.

Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term debt securities (those with remaining maturities of 60 days or less) are valued at amortized cost.  Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

In the event a price for a particular security is not available, or the available price is believed by CAMCO to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board which in certain cases require involvement of a Valuation Committee of the Board.  It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund’s assets.  Thus, during periods when one or more of a Fund’s securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

The Funds generally invest in securities that trade in U.S. markets. However, a Fund may occasionally invest in a non-U.S. security that trades in a foreign market where closing prices are established prior to the time closing prices are established for U.S.-traded securities.  If an event were to occur after the value of a Fund’s portfolio security was so established but before the Fund’s net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund’s net asset value, the Fund’s investment would be valued in accordance with fair value procedures established by the Board.  Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

HOW TO BUY AND REDEEM SHARES

Shares of the Funds are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including the Distributor.  Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to the applicable NAV price for the shares.  After each investment, the shareholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

Minimum Investment

Individual Class shares - The minimum initial investment is $200 per Fund, except for continuous investment plans which have no minimum.  There is no minimum for subsequent purchases, except that the minimum for each subsequent telephone purchase per Fund is $1,000.

Institutional Class shares - The minimum initial aggregate investment in the Funds is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000.  The minimum subsequent per Fund investment is $1,000, except that the minimum investment per Fund for a subsequent telephone purchase is $50,000.  No stock certificates representing shares purchased will be issued.  The Funds’ management reserves the right to reject any purchase order if, in its opinion, it is in a Fund’s best interest to do so.

At various times, the Distributor may implement programs under which a dealer’s sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or to participate in sales programs sponsored by the Distributor.  In addition, CAMCO and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by CAMCO and/or the Distributor, sponsor programs designed to reward selected dealers for certain services or activities, which are primarily intended to result in the sale of shares of the Funds.  Such payments are made out of their own assets and not out of the assets of the Funds.  These programs will not change the price paid by a shareholder for shares of the Funds or the amount that the Funds will receive from such sale.

Generally, shareholders may require the Funds to redeem their shares by sending a written request, signed by the record owner(s), to Steward Funds c/o Citi Global Transaction Services, P.O. Box 183004, Columbus, OH 43218-3004.  In addition, certain expedited redemption methods are available.

DIVIDENDS AND DISTRIBUTIONS

Each Fund’s policy is to distribute each year to shareholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses).  Each Fund intends similarly to distribute to shareholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses).  Each Fund intends to declare and pay such amounts as dividends quarterly.  All dividends and capital gain distributions are reinvested in shares of the applicable Fund at net asset value without sales commission, except that any shareholder may otherwise instruct the Transfer Agent in writing and receive cash.  Shareholders are informed as to the sources of distributions at the time of payment.  Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his or her shares by the amount of the dividend or distribution.  All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code.  Accordingly, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed.  Each Fund intends to distribute substantially all of such income.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.  To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

CSFI and SFI are each organized as Maryland corporations and, under current law, are not liable for any income or franchise tax in the State of Maryland, provided that the Funds qualify as regulated investment companies for purposes of Maryland law.

Wash Sales

The Code also contains a so-called “wash sale” rule pursuant to which losses incurred by a Fund from the sale or other disposition of securities, or contracts or options to sell or acquire securities, will not be deductible (but instead, must be added to the Fund’s basis in the newly acquired securities) if, within 30 days either before or after the date of such sale or exchange, the Fund acquires or enters into a contract or option to acquire substantially identical securities, or substantially identical contracts or options, respectively.  The application of the wash sale rules to a Fund could cause deferral of losses on sales that could increase the Fund’s taxable distributions of net capital gains.

Distributions

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares.  Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction.  However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.  Dividends that constitute “qualified dividend income” may be taxable to individual investors at the same rates applicable to long-term capital gains.  The reduced rates currently applicable to qualified dividend income and long-term capital gains for individuals are scheduled to expire after 2010.  (See “Tax Treatment of Dividends, Distributions and Redemptions,” in the Prospectus.)

Properly designated distributions of net capital gains, if any, will generally be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares, and are not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the NAV of a Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital.  Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution.  The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

If a Fund retains its net capital gains, although there are no plans to do so, the Fund may elect to treat such amounts as having been distributed to shareholders.  As a result, the shareholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gain as a credit against their own federal income tax liabilities, and would be entitled to an increase in the basis of their Fund shares.

Disposition of Shares

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares.  A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of.  In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss.  If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding

Each Fund generally will be required to withhold federal income tax at a rate of 28% (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder that he or she has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Custody of Assets.  All securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in the Funds’ investment portfolios, are held by Fifth/Third Bank.

Shareholder Reports.  Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

[Information regarding independent auditors to be added by amendment] Legal Counsel.  Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, is legal counsel for the Funds.

Exhibit A

Capstone Asset Management Co.
Proxy Voting Policies and Procedures

Adopted:                      March 1, l994
Revised:                      May 1, 1999
Further Revised:  June 30, 2003
Further Amended:  July 8, 2004
Amended:  September 18, 2008

I.           Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").  CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly.  Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority.  The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II.           Limitations on Policy

a.
Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable implementable instructions or restrictions that may be imposed by a particular Client, from time to time.  In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b.
Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote.  Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances.  As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III.	Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

o	Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

o	Refer the voting decision to the Client;

o	Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV.	Administration

a.
Obtaining Proxy Statements.  CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner.  A list of accounts for which CAMCO is required to vote proxies will be maintained.  Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO.  Any discrepancies will be resolved promptly.

b.
Disclosure.  CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes.  In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c.	Records. CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d.	Proxy Voting Responsibility. .

CAMCO has appointed the Chief Investment Officer, or his designee, to be the Proxy Officer responsible for proxy voting (see Appendix B). The Proxy Officer’s responsibility is to do the following:

o
Supervise the proxy voting process, including the identification  of material conflicts of  interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;

o	Determine how to vote proxies relating to issues not covered by these guidelines; and

o Determine when the Adviser may deviate from these guidelines.

e.
Compliance Responsibility.  CAMCO has designated the Chief Compliance Officer, or his designee, to monitor compliance with these Procedures and with applicable regulatory requirements.  One or more proxy assistants will be appointed by CAMCO to assist the Chief Investment Officer with his responsibilities.  The proxy assistant may vote on his behalf the routine items as set forth below.

f.	Review of Procedures. CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A.  Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees.  If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B.  Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.  Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D.  Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.  Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F.  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

G.  Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H.  Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the perview of management.

II. Proxy Contests

A.  Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o           long-term financial performance of the target company relative to its industry
o           management's track record
o           background to the proxy contest
o           qualifications of director nominees (both slates)
o	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met
o           stock ownership positions.

B.  Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

o	We will generally vote for the selection of auditors. If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.

o           We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

o	We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A.  Board Structure:  Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.  Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.  Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D.  Shareholder Ability to Call Special Meetings

Proposals allowing shareholders to call special meetings are evaluated on a case by case basis.

We generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.  Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F.  Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.  Tender Offer Defenses

A.  Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B.  Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.  Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D.  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E.  Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A.  Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B.  Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C.  Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D.  Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G.  Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.  Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

o	Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

o	Change in Control -- Will the transaction result in a change of control of the company?

o	Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.  Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having a high payout sensitivity to increases in shareholder value.

A.  Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B.  Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C.  Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D.  401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A.  Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.  Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.  Mergers and Corporate Restructurings

A.  Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o	anticipated financial and operating benefits;
o	offer price (cost vs. premium).

B.  Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.  Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.  Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.  Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F.  Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.  Changing Corporate Name

We generally vote for changing the corporate name.  If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A.  Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B.  Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C.  Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.  Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

APPENDIX B

1.  Proxy Officers

     Dan Watson

     John Wolf, designee

    Proxy Assistant

     Linda Edney

2.  Individual Responsible for Monitoring Procedure Compliance

     Richard Nunn

     Kimberly Wallis-McLaney, designee

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals.  If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

o	Re-election of board members
o	Name changes
o	Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research.  We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes.  If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

o	Acquisitions
o	Mergers
o	Spin-offs
o	Significant changes in the By-Laws, Articles of Incorporation, etc.
o	Anti-takeover provisions, poison pills
o	Rights offerings
o	Measure in authorized shares of common or preferred stock

STEWARD FUNDS, INC.
OTHER INFORMATION
(PART C TO REGISTRATION STATEMENT NO. 2-28174)

Item 28. Exhibits

All exhibits are filed herewith, unless otherwise indicated by asterisk.

*(a)(1)	Articles of Incorporation dated May 11, 1992.
***(a)(2)	Articles of Amendment, June, 2004
****(a)(3)	Articles of Amendment, August, 2004
*********(a)(4)	Articles of Amendment, December 20, 2005
*********(a)(5)	Articles Supplementary, December 20, 2005
************ (a)(6)	Articles Supplementary, March 31, 2008
*(b)	By-Laws.
(c)	None.
****(d)(1)(a)	Investment Advisory Agreement between Capstone Asset Management Company and Registrant with respect to Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund
************ (d)(1)(b)
Amendment to Investment Advisory Agreement between Capstone Asset Management Company and Registrant with respect to Steward Large Cap Enhanced Index Fund (formerly, Steward Domestic All-Cap Equity Fund) and Steward Select Bond Fund

*********(d)(2)	Investment Advisory Agreement between Capstone Asset Management Company and Registrant with respect to Steward International Equity Fund and Steward Short-Term Select Bond Fund
************ (d)(2)(a)
Amendment to Investment Advisory Agreement between Capstone Asset Management Company and Registrant with respect to Steward International Enhanced Index Fund (formerly, Steward International Equity Fund)

************ (d)(3)	Investment Advisory Agreement between Capstone Asset Management Company and Registrant with respect to Steward Global Equity Income Fund
************ (e)(1)	Amended and Restated General Distribution Agreement
*********(e)(2)	Dealer and Selling Group Agreement
(f)	None.
******(g)(1)	Custodian Agreement
************ (h)(1)	Amended and Restated Administration Agreement
***(h)(2)	Master Services Agreement
***(h)(3)	Amendment to Master Services Agreement
*********(h)(4)	Amendment to Master Services Agreement
*********(h)(5)	Amendment to Master Services Agreement
**************(h)(6)	Amended Consulting Agreement
**************(h)(7)	Amended Administrative Services Plan
**************(h)(8)	Compliance Services Agreement
************(i)	Opinion Letter from Dechert LLP
(j)(1)	Power of Attorney of Messrs. James F. Leary, Leonard B. Melley, John M. Briggs and John R. Parker – filed herewith.

(j)(2)
Consent of auditors relating to the Steward Large Cap Enhanced Income Fund, the Steward Select Bond Fund, the Steward Global Equity Income Fund, and the Steward International Enhanced Index Fund – to be filed by amendment

(k)	None
(l)	None
************ (m)	Amended Service & Distribution Plan
************ (n)	Amended Rule 18f-3 Plan
**************(p)(1)	Amended Code of Ethics of the Capstone Funds and Capstone Asset Planning Company

*	Filed with Post-Effective Amendment No. 56, dated April 17,2000.
***	Filed with Post-Effective Amendment No. 62, dated August 27, 2004.
****	Filed with Post-Effective Amendment No. 63, dated August 31, 2004.
*****	Filed with Post-Effective Amendment No. 64, dated September 30, 2004.
******	Filed with Post-Effective Amendment No. 65, dated October 1, 2004.
*******	Filed with Post-Effective Amendment No. 66, dated November 18, 2004.
********	Filed with Post-Effective Amendment No. 80, dated December 27, 2005
*********	Filed with Post-Effective Amendment No. 81, dated February 28, 2006
**********	Filed with Post-Effective Amendment No. 84, dated January 9, 2008
***********	Filed with Post-Effective Amendment No. 86, dated March 14, 2008
************	Filed with Post-Effective Amendment No. 87, dated March 31, 2008
*************	Filed with Post-Effective Amendment No. 88, dated August 28, 2008
**************	Filed with Post-Effective Amendment No. 89, dated August 28, 2009

Item 29. Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by, and is not under common control with, any person.

Item 30. Indemnification

The Articles of Incorporation include the following:

"Article 7.4 Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment advisor or principal underwriter to the Registrant, any such provisions protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Section 17(h) and (i) of the Investment Company Act of 1940, as interpreted from time to time by authorized regulatory, judicial or other authorities.

Item 31. Business and other Connections of Investment Adviser

Capstone Asset Management Company (“CAMCO”) is also the investment adviser and/or administrator of two other investment companies: Capstone Series Fund, Inc. and Capstone Church Capital Fund. CAMCO also manages private accounts. For further information see "Directors and Officers" in Part B hereof.

Item 32. Principal Underwriters

(a)	The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Series Fund, Inc. and Capstone Church Capital Fund

(b)	Directors and Officers of the Registrant's Principal Underwriter:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant

Edward L. Jaroski	President and Director	President and Chairman of the Board
Leticia N. Jaroski	Vice President, Director	None
Shelley Severson	Senior Vice President, Director	None
Richard Nunn	Secretary	Senior Vice President, Secretary, Chief Compliance Officer
Carla Homer	Treasurer, Principal Financial Accounting Officer	Treasurer Principal Financial Accounting Officer
Kimberly Wallis-McLaney	Vice President, Assistant Secretary, Chief Compliance Officer	Assistant Vice President Compliance; Assistant Secretary

______________________

*	5847 San Felipe, Suite 4100, Houston, Texas 77057.

Item 33. Location of Accounts and Records

Capstone Asset Management Company, the investment adviser to the Funds and administrator to the Registrant, 5847 San Felipe, Suite 4100, Houston, Texas 77057; The Fifth Third Bank, the custodian of the Registrant, 38 Fountain Square, Cincinnati, Ohio 45263; and Citi Fund Services, Inc. the accounting agent, transfer agent and shareholder servicing agent of the Registrant, 3435 Stelzer Road, Columbus, Ohio 43219, and Iron Mountain, 1888 Stebbins Drive, Houston, Texas 77043, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 28th day of June, 2010.

STEWARD FUNDS, INC.
Registrant

By:	/s/ EDWARD L. JAROSKI
Edward L. Jaroski, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ EDWARD L. JAROSKI Edward L. Jaroski	President, Chairman of the Board & Director (Principal Executive Officer)	June 28, 2010

/s/ RICHARD NUNN Richard Nunn	Senior Vice President, Secretary, and Chief Compliance Officer	June 28, 2010

/s/ CARLA HOMER Carla Homer	Treasurer and Principal Financial & Accounting Officer	June 28, 2010

JAMES F. LEARY* James F. Leary	Director	June 28, 2010

JOHN R. PARKER* John R. Parker	Director	June 28, 2010

LEONARD B. MELLEY, JR.* Leonard B. Melley, Jr.	Director	June 28, 2010

JOHN M. BRIGGS*	Director	June 28, 2010
John M. Briggs

*By:	/s/EDWARD L. JAROSKI
Edward L. Jaroski, Attorney-In-Fact

EXHIBIT INDEX

(h)(8)	Compliance Services Agreement
(j)(1)	Power of Attorney